GROSVENOR® CAPITAL MANAGEMENT, L.P.

PERSONAL INVESTMENT AND

TRADING POLICY

STATEMENT ON INSIDER TRADING

AND

CODE OF ETHICS PURSUANT TO

RULE 204A-1 UNDER THE

INVESTMENT ADVISERS ACT OF

1940 AND RULE 17j-1

UNDER THE INVESTMENT

COMPANY ACT OF 1940

JUNE 27, 2014

Grosvenor® and Grosvenor Capital Management® are proprietary trademarks of Grosvenor Capital Management, L.P. (“GCMLP”) and its affiliated entities. This document has been prepared by GCMLP. ©2014 Grosvenor Capital Management, L.P. All rights reserved. This document is confidential and proprietary. A recipient of this document who is not employed by or otherwise associated with GCMLP may not distribute this document, in whole or in part, to any other person who is not employed by or otherwise associated with GCMLP, without GCMLP’s prior written authorization.

GROSVENOR CAPITAL MANAGEMENT, L.P.

PERSONAL INVESTMENT AND TRADING POLICY

STATEMENT ON INSIDER TRADING

AND

CODE OF ETHICS PURSUANT TO RULE 204A-1 UNDER THE

INVESTMENT ADVISERS ACT OF 1940 AND RULE 17j-1

UNDER THE INVESTMENT COMPANY ACT OF 1940

i

TABLE OF CONTENTS, cont.

IV. GENERAL STATEMENT	22

A. Policies Behind This Policy and Code	22

B. Summary of Obligations of Covered Persons Under This Policy and Code	24

C. Questions Concerning This Policy and Code	25

V. GCMLP’S FIDUCIARY DUTIES	25

A. GCMLP as a Fiduciary to the GCM Public Markets Funds	25

1. GCMLP’s Duty of Care to the GCM Public Markets Funds	25

2. GCMLP’s Duty of Loyalty to the GCM Public Markets Funds	27

B. GCMLP as a Fiduciary to the GCMLP-Administered Funds	28

1. GCMLP’s Duty of Care to the GCMLP-Administered Funds	29

2. GCMLP’s Duty of Loyalty to the GCMLP-Administered Funds	29

C. General Rule for Dealing With Conflicts of Interest	29

1. Client Consent to Conflicts of Interest	29

2. Consent to Conflicts of Interest Relating to the GCMLP- Administered Funds	31

D. Duty to Act Fairly Even Where Client Consent has Been Obtained	31

E. Duty to Have Sufficient Expertise and Personnel; Duty to Devote Sufficient Attention to Affairs of Each GCM Public Markets Fund and GCMLP-Administered Fund	32

VI. PROHIBITED TRANSACTIONS	33

VII. PERMITTED TRANSACTIONS	35

A. Background	35

TABLE OF CONTENTS, cont.

B. Permitted Transaction That Do Not Require Pre-Clearance from GCMLP	38

1. Unrestricted Securities and Commodity Interests	38

2. Opening, Adding Assets to an Withdrawing Assets from “Traditional” Investment Management/Advisory Accounts Managed or Advised by Investment Managers or Investment Advisers that are not Utilized or Contemplated to be Utilized by GCMLP or GCM CFIG	38

3. Transactions Effected in Professional Discretionary Accounts	39

4. Transactions Effected in Multi-Party Accounts	40

5. Acquisition of Securities or Commodity Interests by Way of Gift	41

6. Disposition of Securities and Commodity Interests by Way of Gift	41

C. Permitted Transactions that Require Pre-Clearance from GCMLP	42

1. Opening, Adding Assets to an Withdrawing Assets from “Traditional” Investment Management/Advisory Accounts Managed or Advised by Investment Managers or Investment Advisers that are Utilized or Contemplated to be Utilized by GCMLP or GCM CFIG	42

2. Opening Adding Assets to and Withdrawing Assets from “Alternative: Investment Management/Advisory Accounts	42

3. Securities Purchased or Otherwise Acquired in Private Offerings or Initial Public Offerings by Multi-Party Accounts (Where the Multi-Party Account Exemptive Conditions Are Satisfied) or Professional Discretionary Accounts	43

4. Certain Securities Acquired in Private Offerings	44

5. Sales or Other Dispositions of Securities and Commodity Interests	44

VIII. PROCEDURES FOR OBTAINING PRE-CLEARANCE	44

A. Submission of Appropriate Documentation	44

TABLE OF CONTENTS, cont.

B. Referral of Certain Transactions to Trading Policy Compliance Committee	45

C. Criteria For Authorizing or Disapproving Transactions; Duration of Pre-Clearance Approval	46

D. Appeals of Disapprovals	47

E. Confidentiality of Disapprovals	47

IX. REPORTING REQUIREMENTS	47

A. Reports About Securities/Commodity Interests Holdings, Transactions and Accounts	47

1. Initial Holdings and Accounts Report	48

2. Quarterly Transaction and Account Reports	49

3. Annual Holdings and Accounts Reports	51

B. Exceptions to Reporting Requirements	52

1. Transactions and Holdings in Professional Discretionary Accounts	52

2. Multi-Party Accounts	52

3. Transactions in and Accounts Holding Non-Reportable Securities	53

4. Other Exemptions	53

C. Review of Reports and Other Documents	53

X. PROHIBITION AGAINST “INSIDER TRADING”	53

A. Background	53

B. Statement on Insider Trading	54

1. What Is “Material” Information?	55

2. What Is “Nonpublic” Information?	56

TABLE OF CONTENTS, cont.

3. How Does GCMLP Come Into Possession of Material, Nonpublic Information?	56

C. Procedures To Implement Statement	57

1. Restrictions on Disclosure of Nonpublic Information	57

2. Notifying the CCO of Certain Other Matters	62

3. Trading While in Possession of MNPI	63

4. Protection of Nonpublic Information	64

5. Secondary Market Transactions	64

XI. CERTIFICATIONS OF COVERED PERSONS	64

XII. REPORTS TO GCMLP MANAGEMENT AND DIRECT/TRUSTEES OF REGISTERED INVESTMENT COMPANIES	65

A. Reports of Significant Remedial Action	65

B. Annual Reports	65

XIII. CREATION AND RETENTION OF RECORDS	66

XIV. AUTOMATION OF SYSTEMS	66

XV. WAIVERS AND INTERPRETATIONS	66

v

GROSVENOR CAPITAL MANAGEMENT, L.P.

PERSONAL INVESTMENT AND TRADING POLICY

STATEMENT ON INSIDER TRADING

AND

CODE OF ETHICS PURSUANT TO RULE 204A-1 UNDER THE

INVESTMENT ADVISERS ACT OF 1940 AND RULE 17j-1

UNDER THE INVESTMENT COMPANY ACT OF 1940

I.	DEFINITIONS

Term	Meaning

ACO

Any Covered Person appointed by the CCO, in consultation with the Vice Chairman, as an Assistant Compliance Officer of GCMLP. The names of and contact information for GCMLP’s current Assistant Compliance Officers can be found under the subject heading “Compliance Personnel” in the “GCMLP Compliance Policies” sub-folder in the Outlook “Legal” Public Folder (or at such other location as the CCO may from time to time determine).

Advisers Act	The U.S. Investment Advisers Act of 1940, as amended.

Beneficial Interest cont. on next page

You will be considered to have a “Beneficial Interest” in an account that holds Securities (and/or Commodity Interests) or in a particular Security (or Commodity Interest) if you, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, have the opportunity, directly or indirectly, to profit or share in any profit derived from such account or from a transaction in such particular Security (or Commodity Interest).

Term	Meaning

Beneficial Interest, cont.

The term “Beneficial Interest” is construed very broadly.

The following examples illustrate this principle:

●      even if you do not directly participate in a particular account, you will be presumed to have a Beneficial Interest in such account if any member of your Immediate Family who shares the same household with you has a Beneficial Interest in such account (unless the CCO expressly concludes, based on such documentation and/or other evidence as the CCO determines to be pertinent, that you do not have a Beneficial Interest in such account);

●      similarly, even if you do not directly share in any economic benefit relating to particular Securities (and/or Commodity Interests), you will be presumed to have a Beneficial Interest in such Securities (and/or Commodity Interests) if any member of your Immediate Family who shares the same household with you has a Beneficial Interest in such Securities (and/or Commodity Interests), unless the CCO expressly concludes, based on such documentation and/or other evidence as the CCO determines to be pertinent, that you do not have a Beneficial Interest in such Securities (or Commodity Interests);

●      if you are a general partner of a general or limited partnership, you will be considered to have a “Beneficial Interest” in all Securities (and/or Commodity Interests) held by such partnership;

cont. on next page

●      if any member of your Immediate Family who shares the same household with you is a general partner of a general or limited partnership, you will be presumed to have a “Beneficial Interest” in all Securities (and/or Commodity Interests) held by such partnership, even though you are not a general partner of such partnership (unless the CCO expressly concludes, based on such documentation and/or other evidence as the CCO determines to be pertinent, that you do not have a Beneficial Interest in such partnership);

Term	Meaning

Beneficial Interest, cont.

●      if you are a shareholder of a corporation or similar entity, you will be considered to have a “Beneficial Interest” in all Securities (and/or Commodity Interests) held by such corporation or entity if you are a controlling shareholder of such corporation or entity or if you have or share investment control over such corporation’s or entity’s investment portfolio;

●      if any member of your Immediate Family who shares the same household with you is a shareholder of a corporation or similar entity and such member of your Immediate Family is a controlling shareholder of such corporation or entity or has or shares investment control over such corporation’s or entity’s investment portfolio, you will be presumed to have a “Beneficial Interest” in all Securities (and/or Commodity Interests) held by such corporation or entity (unless the CCO expressly concludes, based on such documentation and/or other evidence as the CCO determines to be pertinent, that you do not have a Beneficial Interest in such corporation or other entity);

●      if you have the right to acquire equity Securities through the exercise or conversion of a Derivative Instrument, you will be deemed to have a Beneficial Interest in such Securities, whether or not such right is presently exercisable;

●      if any member of your Immediate Family with whom you share the same household has the right to acquire equity Securities through the exercise or conversion of a Derivative Instrument, you will be presumed to have a Beneficial Interest in such Securities, whether or not such right is presently exercisable, even though, as legal matter, you do not have such right (unless the CCO expressly concludes, based on such documentation and/or other evidence as the CCO determines to be pertinent, that you do not have a Beneficial Interest in such Securities);

cont. on next page

●      if you are a trustee or beneficiary of a trust, or a settlor of a trust who has the power to revoke such trust without the consent of any other person, you will be considered to have a “Beneficial Interest” in all Securities (and/or Commodity Interests) held by such trust;

Term	Meaning

Beneficial Interest, cont.	●

if any member of your Immediate Family who shares the same household with you is a trustee or beneficiary of a trust, or a settlor of a trust who has the power to revoke such trust without the consent of any other person, you will be presumed to have a “Beneficial Interest” in all Securities (and/or Commodity Interests) held by such trust (unless the CCO expressly concludes, based on such documentation and/or other evidence as the CCO determines to be pertinent, that you do not have a Beneficial Interest in such trust); and

●

if you receive any form of “performance” or “incentive” compensation in connection with providing investment management or investment advisory services to an account, you will be presumed to have a “Beneficial Interest” in all Securities (and/or Commodity Interests) held by such account (unless the CCO expressly concludes, based on such documentation and/or other evidence as the CCO determines to be pertinent, that you do not have a Beneficial Interest in such account).

Note:

if a Covered Person has a Beneficial Interest in an account or Securities (or Commodity Interests), the fact that such account or Securities (or Commodity Interests) is held in the name of or is managed or advised by one or more members of such Covered Person’s Immediate Family who do not share the same household with such Covered Person does not negate the fact that such Covered Person has a Beneficial Interest in such account or Securities (or Commodity Interests).

Business Development Team Disclosure Policy	The Business Development Team Information Handling and Disclosure Policy of GCMLP and GCM CFIG.[1]

1This document can be found in the “GCMLP Compliance Policies” sub-folder in the Outlook “Legal” Public Folder (or at such other location as the CCO may from time to time determine).

Term	Meaning

CCO

The person appointed by GCMLP as its Chief Compliance Officer. The name of and contact information for GCMLP’s current Chief Compliance Officer can be found under the subject heading “Compliance Personnel” in the “GCMLP Compliance Policies” sub-folder in the Outlook “Legal” Public Folder (or at such other location as the CCO may from time to time determine).

CFTC	The U.S. Commodity Futures Trading Commission.

CFO	GCMLP’s Chief Financial Officer.

Chairman	GCMLP’s Chairman.

Client	A past, existing or prospective investor or participant in any GCM Public Markets Fund or GCM Private Markets Fund.

Commodity Interest

Any agreement, contract, transaction or Derivative Instrument that is based upon the value of interest rates, currencies, commodities, securities, debt instruments, indices or other financial or economic interests or property of any kind, or that provides for the exchange of one or more payments based upon any of the foregoing instruments, including without limitation, instruments commonly known as puts, calls, caps, floors, collars, swaps, forward contracts, foreign exchange contracts, futures contracts or options on futures contracts.

Compliance Officer	The CCO or any ACO.

Term	Meaning

Covered Person	Each of the following:
	●	each officer of GCMLP;

	●	each person associated with GCMLP as an employee and who is expected to be on GCMLP’s payroll for an indefinite period; and

	●	such other persons associated with GCMLP as the CCO, in consultation with the Vice Chairman, may deem appropriate.

Derivative Instrument

Any agreement, contract or transaction that is based upon the value of interest rates, currencies, commodities, securities, debt instruments, indices or other financial or economic interests or property of any kind, or that provides for the exchange of one or more payments based upon any of the foregoing instruments, including without limitation, instruments commonly known as puts, calls, caps, floors, collars, swaps, forward contracts, foreign exchange contracts, futures contracts or options on futures contracts, excluding exchange-traded futures contracts and options on futures contracts.

“direct or indirect influence or control”	The phrase “direct or indirect influence or control” has the meaning given that phrase under Section 204A-1 of the Advisers Act.

ETF	An investment vehicle commonly referred to as an “exchange-traded fund.”

Exchange Act	The U.S. Securities Exchange Act of 1934, as amended.

Term	Meaning

Federal Securities or Commodities Laws	Each of the following:

	●	the Securities Act;

	●	the Exchange Act;

	●	the Sarbanes-Oxley Act of 2002;

	●	the U.S. Investment Company Act of 1940, as amended;

	●	the Advisers Act;

	●	Title V of the Gramm-Leach-Bliley Act;

	●	the Commodity Exchange Act, as amended;

	●	all rules and regulations promulgated by the SEC or the CFTC under any of the foregoing;

	●	such provisions of the Bank Secrecy Act as apply to registered investment advisers and the GCM Public Markets Funds; and

	●	all rules and regulations promulgated by the SEC or the Department of the Treasury under such provisions of the Bank Secrecy Act.

GCM CFIG	GCM Customized Fund Investment Group, L.P.

GCM CFIG-Administered Fund	Any investment vehicle or account for which GCM CFIG performs administrative services but does not manage the assets of, or otherwise provide investment advice to, such fund or account.

Term	Meaning

GCM Private Markets Fund	Any investment entity or account managed or advised by GCM CFIG.

GCM Public Markets Fund	Any investment entity or account managed or advised by GCMLP.

GCMLP	Grosvenor Capital Management, L.P.

GCMLP-Administered Fund	An investment fund for which GCMLP performs administrative services but does not manage the assets of such fund or otherwise provide investment advice to such fund.

High Quality Short-Term Debt Instrument

A debt instrument that has a maturity (at the time of issuance) of less than 366 days and that:

●      is rated in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization; or

●      if unrated, is of comparable quality.

Immediate Family

A person is a member of a Covered Person’s “Immediate Family” if such person is a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of such Covered Person (whether naturally or by adoption).

Term	Meaning

Independent Investment Manager

A person or entity that is not affiliated with or otherwise related to a Covered Person who is vested with bona fide legal discretion to make and dispose of investments for a Professional Discretionary Account without consulting with such Covered Person, or with any other person that has a Beneficial Interest in such account, prior to making or disposing of investments for such account.

Information Barrier Policy	The Enterprise-Wide Information Barriers of GCMLP and GCM CFIG.[2]

Initial Public Offering

An offering of Securities registered under the Securities Act, the issuer of which, immediately before such registration, was not subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. Typically, the first sale of stock by an issuer to the general public is an Initial Public Offering.

Investment Manager	Any investment management firm that:

	●	has been selected by GCMLP or GCM CFIG, as the case may be, as manager of/adviser to one or more Underlying Public Markets Funds or Underlying Public Markets Funds; or

●

as of the relevant time, is being evaluated by GCMLP or GCM CFIG, as the case may be, as a potential manager of/adviser to one or more Underlying Public Markets Funds or Underlying Private Markets Funds.

2This document can be found in the “GCMLP Compliance Policies” sub-folder in the Outlook “Legal” Public   Folder (or at such other location as the CCO may from time to time determine).

Term	Meaning

IRC	The U.S. Internal Revenue Code of 1986, as amended.

MNPI	See page 54 of this Policy and Code.

Multi-Party Account

An account in which a Covered Person has, or is presumed to have, a Beneficial Interest, and in which one or more other persons have a Beneficial Interest.

Note:        as explained in the definition of “Beneficial Interest,” a Covered Person will be presumed to have a Beneficial Interest in certain types of accounts even though such Covered Person does not directly participate in such accounts. Thus, an account that has only a single “true” beneficial owner will be deemed to be a Multi-Party Account if a GCMLP employee is presumed to have a beneficial interest in such account.

Note:        if an account qualifies as a Professional Discretionary Account, it may be treated as a Professional Discretionary Account for purposes of this Policy and Code, even if such Professional Discretionary Account also meets the definition of Multi-Party Account.

Multi-Party Account Exemptive Conditions	See pages 40-41 of this Policy and Code.

Term	Meaning

Mutual Fund

An SEC-registered “open-end” management investment company (i.e., a “mutual fund” that provides daily liquidity to investors, including a so-called “money market” fund).

The definition of Mutual Fund does not include:

	●	SEC-registered “closed end” investment companies; or

	●	ETFs.

Permissible Index or Permissible ETF	“Permissible Index or Permissible ETF” includes each of the following:

●

Each index or ETF listed in the document entitled “Permissible Indices and ETFs.”[3]

Trading a Permissible Index or Permissible ETF included in the category described in the immediately preceding bullet point does not require pre-clearance.

●

Each “Broad-Based Index,” that is, each index or ETF that, at the time of the transaction in question, has no single Security, Commodity Interest or other financial instrument or component that comprises more than 15% of such index’s or ETFs weighting.

Trading a Permissible Index or Permissible ETF included in the category described in the immediately preceding bullet point requires pre-clearance (unless such Permissible Index or Permissible ETF is included on the list of “Permissible Indices and Permissible ETFs”).

cont. on next page	●	Each index or ETF designated by the CCO from to time to time upon the CCO’s determination that the purchase or sale of Securities, Commodity Interests or other financial instruments

3See note 1.

Term	Meaning

Permissible Index or Permissible ETF, cont.

whose performance is linked to performance of such index or ETF could not reasonably be viewed to present a material risk of a Covered Person’s trading in such Securities, Commodity Interests or other financial instruments while in possession of material, nonpublic information relating to such Securities, Commodity Interests or other financial instruments or to Securities, Commodity Interests or other financial instruments included within such index or ETF.

Trading a Permissible Index or Permissible ETF included in the category described in the immediately preceding bullet point requires pre-clearance (unless such Permissible Index or Permissible ETF is included on the list of “Permissible Indices and Permissible ETFs”).

Permitted Transaction	A transaction permitted pursuant to and in accordance with the provisions of Section VII of this Policy and Code.

Policy and Code

This Personal Investment and Trading Policy, Statement on Insider Trading and Code of Ethics Pursuant to Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the Investment Company Act of 1940.

Private Markets Position-Level Information	This term has the meaning given to it in the Information Barrier Policy.

Private Offering

An offering of Securities that is exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) or Section 4(a)(6) thereof or Rules 504, 505 or 506 of Regulation D thereunder. Typically, an offering made to a limited number of financially sophisticated investors on a private basis is a Private Offering.

Term	Meaning

Professional Discretionary Account	An investment account in which a Covered Person has, or is presumed to have, a Beneficial Interest is a Professional Discretionary Account if:

●

an Independent Investment Manager has bona fide legal investment discretion to make and dispose of investments for such account without consulting with such Covered Person, or with any other person that has a Beneficial Interest in such account, prior to making or disposing of such investments; and

● such Covered Person provides GCMLP written representations and warranties, in such form as may be prescribed from time to time by the CCO, to the effect that such Covered Person:

>

will not consult with such Independent Investment Manager, or with any other person that has a Beneficial Interest in such account, prior to such Independent Investment Manager’s decisions to make and dispose of specific investments for such account; and

> otherwise has no direct or indirect influence or control over such account.

Prohibited Transaction	See Section VI of this Policy and Code.

Public Markets Position-Level Information	This term has the meaning given to it in the Information Barrier Policy.

Reportable Securities or Commodity Interests	Appendix I to this Policy and Code lists Securities and Commodity Interests that are “Reportable Securities or Commodity Interests.”

Term	Meaning

Restricted List Policy	The Restricted List Policies and Procedures of GCMLP and GCM CFIG.[4]

RIC	Any SEC-registered “open-end” investment company, SEC-registered “closed-end” investment company or SEC-registered unit investment trust.

SEC	The U.S. Securities and Exchange Commission.

Securities Act	The U.S. Securities Act of 1933, as amended.

Security

Any note, stock, treasury stock, security future, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a security, or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any security.

cont. on next page

The term “Security” includes a right to acquire or dispose of a security (such as a call or put option on a security), as well as an interest in a collective investment vehicle (such as a limited partnership or limited liability company). For example, a limited partnership interest or

4See note 1.

Term	Meaning

Security, cont.

other equity interest in an investment fund such as a hedge fund, venture capital fund or private equity fund is a Security. The term “Security” includes so-called “single stock futures,” as well as commodity future or commodity option contracts based on indices of securities.

Trading Policy Compliance Committee

A committee, designated by GCMLP as such, comprised of not fewer than two Covered Persons appointed by GCMLP. The Vice Chairman, the CCO or any ACO may serve as a member of the Trading Policy Compliance Committee. The names of and contact information for current members of the Trading Policy Compliance Committee can be found under the subject heading “Trading Policy Compliance Personnel” in the “GCMLP Compliance Policies” sub-folder in the Outlook “Legal” Public Folder (or at such other location as the CCO may from time to time determine).

Trading Policy Compliance Officer

A Covered Person designated and appointed by GCMLP as GCMLP’s Trading Policy Compliance Officer. The name and contact information for GCMLP’s current Trading Policy Compliance Officer can be found under the subject heading “Trading Policy Compliance Personnel” in the “GCMLP Compliance Policies” sub-folder in the Outlook “Legal” Public Folder (or at such other location as the CCO may from time to time determine).

Underlying Private Markets Fund

Any private equity fund, venture capital fund, real estate fund, infrastructure fund or other “alternative” investment vehicle previously held, currently held or currently contemplated to be held by any GCM Private Markets Fund.

Term	Meaning

Underlying Public Markets Fund	Any hedge fund or other “alternative” investment vehicle previously held, currently held or currently contemplated to be held by any GCM Public Markets Fund.

Unrestricted Security or Commodity Interest

Appendix I to this Policy and Code lists Securities and Commodity Interests that are “Unrestricted Securities or Commodity Interests.”

Note: Shares of a Mutual Fund ordinarily are Unrestricted Securities or Commodity Interests.

However, if a Covered Person knows or has reason to believe that a Mutual Fund is managed or advised by an Investment Manager, shares of such Mutual Fund are not Unrestricted Securities or Commodity Interests.

Vice Chairman	GCMLP’s Vice Chairman.

Wall Crossing Policy	The Wall Crossing Policies and Procedures of GCMLP and GCM CFIG.[5]

II.	PERSONS SUBJECT TO POLICY AND CODE

This Policy and Code applies to each Covered Person for so long as such Covered Person remains a Covered Person.

In addition, this Policy and Code will continue to apply to a Covered Person subsequent to the termination of such Covered Person’s association with GCMLP in connection with:

●

transactions in Securities and Commodity Interests with respect to which such Covered Person possesses material, nonpublic information that such Covered Person obtained while he or she was associated with GCMLP; and

5See note 1.

●	transactions in Securities or Commodity Interests initiated, but not completed, prior to the termination of such Covered Person’s association with GCMLP.

III.	VIOLATIONS, INVESTIGATIONS, REMEDIAL ACTIONS AND “WHISTLE-BLOWING”

A.	Violations

Your violation of GCMLP’s compliance policies and procedures could subject you and/or GCMLP to serious penalties.

These penalties could include:

●	in your case:

>	imprisonment and fines;

>	civil monetary penalties;

>	injunctions; and/or

>

restrictions on your association with investment management/advisory enterprises (and/or other regulated enterprises) and suspension or termination of your right to associate with investment management/advisory enterprises (and/or other regulated enterprises) — the so-called “industry bar;” and

●	in GCMLP’s case:

>	fines;

>	civil monetary penalties;

>	injunctions;

>	restrictions on the manner in which GCMLP is permitted to provide investment management/advisory services and/or other services; and/or

>	suspension or termination of GCMLP’s right to do so.

B.	Investigations

You must cooperate fully with any investigation or inquiry into whether a violation of any of GCMLP’s compliance policies and procedures has occurred, including a possible violation by you.

C.	Remedial Actions

If you violate this Policy and Code, you will be subject to remedial actions by GCMLP, which may include, but are not limited to, any one or more of the following, depending on the specific facts and circumstances of the violation:

●	a warning;

●	identification of your name to the boards of directors, boards of trustees or similar governing bodies of the RICs;

●	trade rescission (if applicable);

●	disgorgement of profits (or payments of amounts of losses avoided);

●	imposition of a fine (which may be substantial);

●	demotion (which may be substantial);

●	withholding of salary and/or bonus (which may be substantial);

●	suspension of employment (with or without pay);

●	termination of employment; and/or

●	referral to civil or governmental authorities for possible civil or criminal prosecution.

Remedial actions will be determined by the CCO, in consultation with such other member or members of GCMLP’s senior management team, if any, as the CCO may determine to be appropriate under the circumstances.

D.	“Whistle-Blowing”

1.	Background

Integrity is the foundation of our business. It is an essential element of the services we provide to our clients, and it is central to making our organization a professional and productive place to work and do business. We believe in fostering an environment of integrity in all of our interactions with persons within and outside our organization, and we therefore committed to fostering a culture of compliance.

To help us maintain these high standards, we require our employees and other persons associated with us to conduct themselves in an honest and ethical manner. Those who seek to violate legal or ethical requirements not only jeopardize their own careers, but also potentially endanger GCMLP, as their misconduct may be attributed to GCMLP.

This means that it is essential for you to inform us as soon as possible if you learn of potential or actual unethical, dishonest or illegal activity relating to our business.

If you know or have reason to believe that you have violated any applicable law, rule or regulation, or any of the compliance policies or procedures of GCMLP to which you are subject, you are required to:

●	report such violation to a Compliance Officer or a member of the Operations Committee; and

●	identify yourself in connection with making such report.

In other words, self-reporting of your own violations is required and may not be made anonymously.

However, as discussed below, if you know or have reason to believe that another person employed by or otherwise associated with GCMLP has engaged in certain infractions, you are required to report such infractions to GCMLP, but you may do so anonymously and confidentially.

2.	Reports of Violations that May be Made Anonymously

You are required to promptly notify GCMLP in the event you know or have reason to believe that another person employed by or otherwise associated with GCMLP has:

●	violated any applicable law, rule or regulation;

●	violated any of GCMLP’s compliance policies or procedures; or

●	engaged in any inappropriate activity, including any activity that could damage the reputation of GCMLP and/or any of its affiliates and/or cause harm to GCMLP and/or any of its affiliates.

Examples of such activities include but are not limited to:

>	accounting or auditing irregularities;

>	fraudulent or materially misleading financial reporting;

>	falsifying company records;

>	destruction of books and records required to be retained;

>	breaches of confidentiality;

>	bribes or kickbacks;

>	undisclosed conflicts of interest;

>	insider trading;

>	misuse of business assets;

>	disclosure of confidential GCMLP, GCM CFIG or client information to unauthorized persons;

>	unauthorized override of internal controls;

>	safety or security hazards; or

>	anti-bribery violations.

The reporting requirement discussed immediately above is MANDATORY.

In meeting this requirement, we encourage you to make reports directly to a Compliance Officer or a member of the Operations Committee, and to identify yourself in connection with making such reports. We prefer that you identify yourself so that we can follow up with you most easily.

However, we also recognize that there may be situations in which you find it uncomfortable to identify yourself in connection with making a report. As a result, in meeting the mandatory reporting requirement described above, you may file an anonymous and confidential report in the manner described below under “Anonymous Alternatives.”

In no event will we tolerate any retaliation against you for “blowing the whistle” on another employee in good faith, and any such retaliation will be cause for appropriate corrective action, including, among other things, dismissal of the retaliating party.

Also, if you are entitled to file a report anonymously and you elect to file such report anonymously, under no circumstances will we make any attempt to identify you.

3.	Anonymous Alternatives

As discussed above, when reporting infractions committed by other persons employed by or otherwise associated with GCMLP, you are entitled to do so anonymously. (As discussed above, in fulfilling the requirement to report your own violations, you must in all cases identify yourself).

●

You may file an anonymous report by submitting a written report to a Compliance Officer or any member of the Operations Committee, either by inter-office mail or by “slipping” such report under the person’s door.

●	In addition, we have implemented a procedure that enables you to report violations anonymously and confidentially through the following link:

http://gcmlp.ethicspoint.com

Both methods described in this link are hosted by EthicsPoint, a provider of confidential reporting tools that is not affiliated with GCMLP. Any reports made using these methods are input directly on the EthicsPoint secure server, and are communicated only to specific individuals within EthicsPoint. An EthicsPoint employee will then submit to certain individuals within GCMLP a summary of the report. We will investigate any reports it receives and, if you have elected not to identify yourself, will correspond with you through EthicsPoint concerning any reports that you make. We will correspond with you using the unique EthicsPoint “report key” you will be assigned after completing any such reports made using either of the methods described in this link. We strongly encourage you to keep this “report key” and the related password in a safe place to facilitate such correspondence.

If you are entitled to and you elect to file an anonymous report, we STRONGLY encourage you to use EthicsPoint to do so. Using EthicsPoint will enable us to correspond with you concerning a report while preserving your anonymity.

Regardless of the manner in which you make a report:

●

the CCO and, where appropriate, other senior management will promptly investigate such report (in the event the conduct of senior managers may be at issue, any investigation will be conducted by persons who have the requisite degree of independence); and

●

we will seek to advise you – directly, if you have identified yourself in the report, or, using the EthicsPoint “report key” discussed above, if you have filed an anonymous report through EthicsPoint – of the progress and outcome of our investigation to the extent appropriate and to the extent consistent with our obligations of confidentiality to other personnel. Where appropriate, we will take remedial and/or disciplinary action against those who have acted improperly.

Our objective is to address concerns regarding potential misconduct in a fair and appropriate way in order to protect us and our business. This is our collective interest, and by raising your genuine concerns, you can help us to achieve it. If you are not satisfied with the way in which your concern has been handled, we encourage you to raise it with a Compliance Officer or a member of the Operations Committee.

IV.	GENERAL STATEMENT

A.	Policies Behind This Policy and Code

It is our policy:

●	To conduct our investment management/advisory services and other services in the highest ethical and professional manner.

●	To observe high standards of commercial honor and just and equitable principles of trade in the conduct of our investment management/advisory services and other services.

●

To develop and maintain a robust “culture of compliance” (see discussion below) that encourages our personnel “to do the right thing” and rewards them for doing so, not just because it makes good business sense to do so, but because it is the right thing to do.

●	To develop and keep current written compliance policies and procedures that, where appropriate, incorporate industry “best practices” and that are reasonably designed to:

>

identify, on a pro-active and ongoing basis, the various legal and regulatory risks to which we are subject (including risks arising from actual and potential conflicts of interest to which we and our personnel are subject in connection with providing services to our clients);

>	specify appropriate and effective “control points” to address our legal and regulatory risks with a view to preventing, detecting and correcting legal and regulatory violations;

>	alert appropriate personnel, through training and otherwise, to the laws, rules and regulations that govern the conduct of our investment management/advisory services and other services;

>	alert personnel, through training and otherwise, to certain practices that we prohibit as a matter of policy;

>	effectively monitor whether we have implemented and followed the compliance policies and procedures that we have adopted;

>	effectively detect whether our personnel have engaged in legal or regulatory violations; and

>	ensure that appropriate senior management are involved in the resolution of material compliance issues on a real-time basis.

We are committed to fostering a strong “culture of compliance.”Please consult the separate document entitled “What Is a Culture of Compliance?”, which is incorporated into this Policy and Code as though the contents therefore were expressly set forth herein. You can find that document in the “GCMLP Compliance Policies” sub-folder in the Outlook “Legal” Public Folder, or at such other location as the CCO may designate from time to time.

GCMLP’s reputation is a vital business asset that GCMLP and those associated with it must seek to protect. To that end, GCMLP and each Covered Person may not:

●	employ any device, scheme or artifice to defraud any GCM Public Markets Fund or any existing or prospective investor/participant therein, or any GCMLP-Administered Fund;

●	distribute any written materials to any person outside GCMLP, or make any oral statements to any person outside GCMLP, that:

>	contain any untrue statement of fact;

>

omit any fact or qualification in a situation where such omission, in light of the circumstances and context of the material presented or the statement made, causes such material or statement to be misleading; or

>	are otherwise false, deceptive or misleading; or

●	engage in any act, practice or course of business that:

>

is likely to deceive any existing or prospective investor/participant in any GCM Public Markets Fund (in this regard, you must consider whether written materials or oral statements are likely to be deceptive in effect);

>	violates Federal Securities or Commodities Laws, state securities laws or any rule or regulation thereunder; or

>	operates or would operate as a fraud or deceit on any GCM Public Markets Fund or any existing or prospective investor/participant therein, or on any GCMLP-Administered Fund; or

●	engage in any activity that involves:

>	a breach of fiduciary duty owed to any GCM Public Markets Fund or any investor/participant therein, or to any GCMLP-Administered Fund; or

>	the misuse, or creates even the appearance of the misuse, of material, nonpublic information.

Section 7 of GCMLP’s General Policies and Procedures, which contains the foregoing prohibitions as well as others, is incorporated into this Policy and Code as though the contents therefore were expressly set forth herein.

In addition, the Federal Securities or Commodities Laws require GCMLP to maintain certain records of certain transactions in Reportable Securities or Commodity Interests by Covered Persons.

GCMLP has designed this Policy and Code to ensure that GCMLP and each Covered Person do not, in connection with: (1) performing investment management or investment advisory services for the GCM Public Markets Funds, (2) acquiring or disposing of investments on behalf of the GCM Public Markets Funds or performing administrative services for the GCMLP-Administered Funds, violate:

●	applicable Federal Securities or Commodities Laws;

●	applicable state securities laws; or

●	any applicable rule or regulation thereunder.

B.	Summary of Obligations of Covered Persons Under This Policy and Code

Every Covered Person has four basic types of obligations under this Policy and Code:

(1)

to act consistently with GCMLP’s fiduciary duties to the GCM Public Markets Funds (and investors/participants therein) and the GCMLP-Administered Funds, as discussed more fully in Section V of this Policy and Code;

(2)	to refrain from engaging in Prohibited Transactions, as discussed more fully in Section VI of this Policy and Code;

(3)	to obtain pre-clearance from GCMLP in connection with certain types of activities and transactions, as discussed more fully in Sections VII.C and VIII of this Policy and Code; and

(4)	to submit certain reports to GCMLP, as discussed more fully in Section IX of this Policy and Code.

C.	Questions Concerning This Policy and Code

If you have any questions concerning the meaning, scope or applicability of any provision of this Policy and Code, or any comments or suggestions regarding the possible improvement of this Policy and Code, you are encouraged to direct them to the Trading Policy Compliance Officer (or, if he or she is not available, the CCO or the Vice Chairman).

V.	GCMLP’S FIDUCIARY DUTIES

A.	GCMLP as a Fiduciary to the GCM Public Markets Funds

As the investment manager of/investment adviser to the GCM Public Markets Funds, GCMLP is a fiduciary that owes each GCM Public Markets Fund two basic duties:

●	the duty of care; and

●	the duty of loyalty.

As discussed more fully below, these two fiduciary duties go well beyond the simple duties of honesty and good faith.

1.	GCMLP’s Duty of Care to the GCM Public Markets Funds

The duty of care GCMLP owes each GCM Public Markets Fund encompasses several duties, which may be summarized as follows:

a.	Duty to Implement Suitable Investment Programs

i.	GCM Public Markets Funds That Are Not RICs

In providing investment management/advisory services to a GCM Public Markets Fund that is not a RIC, GCMLP has a duty to implement the investment program of such GCM Public Markets Fund in a manner that is consistent with:

●

the investment objective(s), investment strategy and approach, performance objectives and portfolio constraints applicable to such GCM Public Markets Fund, as determined by the appropriate GCMLP investment committee and, in certain cases, as approved by the investors/participant(s) in such GCM Public Markets Fund;

●

the offering documents of such GCM Public Markets Fund, as well as such GCM Public Markets Fund’s limited partnership agreement or limited liability company agreement, and/or investment management agreement or similar agreement; and

●	applicable policies and procedures set forth in this Policy and Code and GCMLP’s General Compliance Policies and Procedures.

ii.	GCM Public Markets Funds That Are RICs

In providing investment management/advisory services to a GCM Public Markets Fund that is a RIC, GCMLP must manage/provide advice to such RIC in a manner that is consistent with:

●	applicable provisions of the U.S. Investment Company Act of 1940, as amended;

●

the investment objective(s), investment strategy and approach, performance objectives and portfolio constraints applicable to such RIC, as determined by the appropriate GCMLP investment committee and approved by the board of directors, board of trustees or similar governing body of such RIC, as well as the policies and restrictions set forth in such RIC’s registration statement and/or in other documents governing such RIC;

●	the investment advisory agreement relating to such RIC to which GCMLP is a party; and

●	applicable policies and procedures set forth in this Policy and Code and GCMLP’s General Compliance Policies and Procedures.

b.	Duty to Keep Clients Informed

As a general matter, GCMLP has a duty to keep the GCM Public Markets Funds (and, in the case of the GCM Public Markets Funds other than the RICs, their investors/participants) reasonably informed with respect to all material matters relating to GCMLP’s management of the GCM Public Markets Funds.

GCMLP has designed the reporting policies described in its Client and Regulatory Reporting Policies and Procedures for the purpose of discharging this duty.

However, you should promptly contact the CCO, an ACO or the Vice Chairman in any of the following situations:

●	you become aware of any fact that you believe may be material to a Client and you are not sure whether such fact will be reported to such Client pursuant to GCMLP’s usual reporting policies;

●	you believe that GCMLP’s usual reporting policies will not make a material fact known to a Client in a timely fashion; or

●	you believe that a report sent to a Client contains an error.

Similarly, GCMLP has a duty to keep the board of directors, board of trustees or similar governing body of each GCMLP-managed/advised RIC informed with respect to all material matters relating to GCMLP’s management of/advice to such RIC. GCMLP negotiates reporting policies with respect to each GCMLP-managed/advised RIC on a case-by-case basis. However, you should promptly contact the CCO, an ACO or the Vice Chairman in any of the following situations:

●

you become aware of any fact that you believe may be material to the board of directors, board of trustees or similar governing body of a GCMLP-managed/advised RIC and you are not sure whether such fact will be reported to such governing body pursuant to GCMLP’s negotiated reporting policies;

●	you believe that GCMLP’s negotiated reporting policies will not make a material fact known to such governing body in a timely fashion; or

●	you believe that a report sent to the board of directors, board of trustees or similar governing body of a GCMLP-managed/advised RIC contains an error.

2.	GCMLP’s Duty of Loyalty to the GCM Public Markets Funds

Under its duty of loyalty, GCMLP must:

●	act solely for the benefit of the GCM Public Markets Funds in all matters connected with GCMLP’s performance of services for them, and place the interests of the GCM Public Markets Funds first and foremost in each and every situation, except in situations where GCMLP has expressly reserved the right to act in its own interests as well as the interests of the GCM Public Markets Funds and has received investor/participant consent to do so (see “Client Consent to Conflicts of Interest” and “Duty to Act Fairly Even Where Client Consent Has Been Obtained,” below); and

●

disclose to prospective investors/participants in a particular GCM Public Markets Fund (and to existing investors/participants in a particular GCM Public Markets Fund if appropriate disclosure was not made to them at the time they were prospective investors/participants in such GCM Public Markets Fund) all material conflicts of interest to which GCMLP and/or its related persons are subject in connection with performing services for such GCM Public Markets Fund.

This disclosure requirement applies to all activities in which GCMLP (and/or its related persons):

>

would have any reason to act for its (their) own interest, even though GCMLP (and/or its related persons) may fully intend not to do so; as the U.S. Supreme Court stated in a leading case under the Advisers Act (SEC v. Capital Gains Research Bureau Inc.), the Advisers Act was intended, among other things, to “eliminate, or at least expose, all conflicts of interest which might incline an investment adviser - consciously or unconsciously - to render advice which was not disinterested;” and

>	would have any reason to favor the interests of one or more GCM Public Markets Funds over one or more other GCM Public Markets Funds.

As a general matter, absent appropriate disclosure to and consent by investors/participants in a GCM Public Markets Fund, GCMLP has a duty to seek the best possible investment outcome for such GCM Public Markets Fund in a manner consistent with such GCM Public Markets Fund’s investment objective(s), policies and restrictions.

B.	GCMLP as a Fiduciary to the GCMLP-Administered Funds

As an agent of the GCMLP-Administered Funds, GCMLP has fiduciary duties to the GCMLP-Administered Funds that arise out of its agency status.

As is the case with its fiduciary duties to the Funds, GCMLP’s fiduciary duties to the GCMLP-Administered Funds consist of the duty of care and the duty of loyalty.

1.	GCMLP’s Duty of Care to the GCMLP-Administered Funds

The duty of care GCMLP owes each GCMLP-Administered Fund consists principally of the duty to administer the business and affairs of such GCMLP-Administered Fund in accordance with the provisions of GCMLP’s administrative or similar agreement with such Fund.

In addition, as a general matter, GCMLP has a duty to keep the GCMLP-Administered Funds reasonably informed with respect to all material matters relating to GCMLP’s administration of such Funds.

2.	GCMLP’s Duty of Loyalty to the GCMLP-Administered Funds

Under its duty of loyalty, GCMLP must act solely for the benefit of the GCMLP-Administered Funds in all matters connected with GCMLP’s performance of services for them, and place their interests first and foremost in each and every situation, except in situations where GCMLP has expressly reserved the right to act in its own interests as well as the interests of the GCMLP-Administered Funds and has received the consent of the GCMLP-Administered Funds to do so.

C.	General Rule for Dealing With Conflicts of Interest

The general rule for each Covered Person is this: unless GCMLP scrupulously follows the procedures discussed below, you may not:

●	seek to obtain any benefit for GCMLP or yourself in a manner that harms or disadvantages any GCM Public Markets Fund or GCMLP-Administered Fund in any way;

●

seek to obtain any benefit for GCMLP or yourself in a situation in which the interests of GCMLP and/or your interests, on the one hand, conflict with the interests of any GCM Public Markets Fund or GCMLP-Administered Fund, on the other hand, even if such benefit to GCMLP or yourself would not result in harm or disadvantage to such GCM Public Markets Fund or GCMLP-Administered Fund in any way; or

●	favor one or more GCM Public Markets Funds over one or more other GCM Public Markets Funds.

1.	Client Consent to Conflicts of Interest

In many cases, GCMLP must obtain the consent of the investors/participants in a particular GCM Public Markets Fund (or of the board of directors, board of trustees or similar governing body of a GCM Public Markets Fund that is a RIC, as the case may be) in order to engage in any practice in which:

●

the interests of GCMLP and/or any Covered Person, on the one hand, and such GCM Public Markets Fund, on the other hand, conflict - even if such GCM Public Markets Fund and its investors/participants may benefit from such practice; or

●

the interests of any GCM Public Markets Fund conflict with those of one or more other GCM Public Markets Funds - even if such other GCM Public Markets Fund(s) and its (their) investors/participants may benefit from such practice.

The fact that a particular practice is clearly in the best interests of a GCM Public Markets Fund does not necessarily eliminate the need to obtain consent.

The offering or risk disclosure document pursuant to which interests in a GCM Public Markets Fund are offered to prospective investors/participants will set forth the various conflicts of interest to which GCMLP and/or any one or more of its affiliates or other related persons are or may be subject in connection with managing such GCM Public Markets Fund.

In addition, Part 2A of GCMLP’s SEC Form ADV (see Section 3.2 of GCMLP’s General Compliance Policies and Procedures) sets forth various conflicts of interest to which GCMLP and/or any one or more of its employees or affiliates are or may be subject in connection with conducting investment management/advisory activities. Each prospective investor/participant in a GCM Public Markets Fund (other than prospective investors in a RIC) will be required to acknowledge in writing that it has read and understands Part 2A of GCMLP’s SEC Form ADV.

Finally, each prospective investor/participant in a GCM Public Markets Fund that is not a RIC will be required to acknowledge in its subscription agreement with such GCM Public Markets Fund that such prospective investor/participant understands such conflicts and agrees that GCMLP and/or any one or more of its affiliates or other related persons, as the case may be, may engage in practices that may give rise to such conflicts (to the extent GCMLP has reserved the right for it and and/or any one or more of its affiliates or other related persons to do so).

Under ordinary circumstances, the procedures described above will be sufficient to ensure that investors/participants in a particular GCM Public Markets Fund have properly consented to practices involving conflicts between:

●	the interests of GCMLP and/or any of its affiliates or other related persons, on the one hand, and those of such GCM Public Markets Fund, on the other hand; and

●	such GCM Public Markets Fund and other GCM Public Markets Funds.

However, GCMLP and/or any one or more of its affiliates or other related persons may from time to time become subject to conflicts of interest that have not been disclosed in the applicable offering or risk disclosure document and/or in Part 2A of GCMLP’s SEC Form ADV.

Similarly, GCMLP may from time to time wish to engage in practices involving conflicts of interest in situations where GCMLP has not reserved the right to do so.

You may not permit GCMLP to engage in any such practice without first consulting with the CCO, an ACO or the Vice Chairman. Again, the fact that a particular practice or transaction is in the best interests of the relevant GCM Public Markets Fund ordinarily will not be sufficient justification to permit such practice or transaction to occur.

Further, if you become aware of any conflict of interest to which you are personally subject in connection with the performance of your employment responsibilities that you have not previously disclosed to GCMLP, you must promptly disclose such conflict to a Compliance Officer.

Notwithstanding the foregoing, as described more fully below (and in GCMLP’s Portfolio Management Policies and Procedures), certain transactions involving conflicts of interest between (i) GCMLP and/or any one or more its Covered Persons or affiliates, on the one hand, and a GCM Public Markets Fund, on the other hand, and (ii) a GCM Public Markets Fund and one or more other GCM Public Markets Funds, are flatly prohibited. In these cases, the fact that GCMLP may have disclosed the conflicts and obtained consent to engage in the transactions would not serve to validate the transactions.

2.	Consent to Conflicts of Interest Relating to the GCMLP-Administered Funds

GCMLP must obtain the consent of a GCMLP-Administered Fund in order to engage in any practice in which the interests of GCMLP and/or any one or more of its Covered Persons or affiliates, on the one hand, and such GCMLP-Administered Fund, on the other hand, conflict - even if such GCMLP-Administered Fund may benefit from such practice.

The fact that a particular practice is clearly in the best interests of a GCMLP-Administered Fund does not necessarily eliminate the need to obtain consent.

D.	Duty to Act Fairly Even Where Client Consent has Been Obtained

The fact that GCMLP has disclosed and obtained investor/participant consent to engage in a particular practice involving a GCM Public Markets Fund does not relieve GCMLP of the duty to “act fairly” toward such GCM Public Markets Fund in connection with such practice (though this does not mean that GCMLP must always treat each GCM Public Markets Fund “equally” or the “same” in connection with managing the assets of such GCM Public Markets Fund).

E.	Duty to Have Sufficient Expertise and Personnel; Duty to Devote Sufficient Attention to Affairs of Each GCM Public Markets Fund and GCMLP-Administered Fund

GCMLP may not seek to manage or provide advice to a GCM Public Markets Fund unless GCMLP reasonably believes that it has the level of staff and expertise necessary to enable it to implement such GCM Public Markets Fund’s contemplated investment program in a competent and professional manner. Similarly, GCMLP may not seek to provide administrative services to a GCMLP-Administered Fund unless GCMLP reasonably believes that it has the level of staff and expertise necessary to enable it to provide such services in a competent and professional manner.

GCMLP has a duty to devote to the affairs of each GCM Public Markets Fund such time and effort as is reasonably necessary to implement such GCM Public Markets Fund’s investment program in a competent and professional manner. Similarly, GCMLP has a duty to devote to the affairs of each GCMLP-Administered Fund such time and effort as is reasonably necessary to discharge GCMLP’s contractual obligations to such GCMLP-Administered Fund.

In order to comply with these duties, GCMLP has determined that, unless it expressly agrees otherwise with you, you may not engage in any of the following activities without the prior authorization of the Chairman or the Vice Chairman:

●

serving on a compensated or non-compensated basis as an officer, director, employee (either on a full-time, part-time, evening or weekend basis), independent contractor, sole proprietor, partner, trustee, or advisor or member of an advisory board or committee (or in a similar capacity), of any for-profit entity (other than GCMLP or one or more of their affiliates), or otherwise holding any position with any for-profit entity (other than GCMLP or one or more of their affiliates);

●

serving on a compensated or non-compensated basis as an officer, director, employee (either on a full-time, part-time, evening or weekend basis), independent contractor, trustee or advisor or member of an advisory board or committee (or in a similar capacity) of any not-for-profit entity; or

●

serving on a compensated or non-compensated basis as an officer, director, employee (either on a full-time, part-time, evening or weekend basis), independent contractor, advisor or member of an advisory board or committee (or in a similar capacity) of any federal, state, local or foreign government or governmental body, agency, board, commission or authority (including any securities regulatory body, agency, board, commission or authority) or any self-regulatory body or authority.

Authorization of the Chairman or the Vice Chairman for any of the above activities must be obtained prior to engaging in such activity so that the Chairman or the Vice Chairman, as the case may be, may make determinations regarding:

●	the degree to which such activity may interfere with your duties to GCMLP, the GCM Public Markets Funds and/or the GCMLP-Administered Funds;

●

whether such activity involves any conflict between the interests of GCMLP or your interests, on the one hand, and the interests of any one or more GCM Public Markets Funds and/or GCMLP-Administered Funds, on the other hand, that must be disclosed to and consented to by such GCM Public Markets Fund or GCM Public Markets Funds (or their investors/participants)[6] or by such GCMLP-Administered Fund or GCMLP-Administered Funds, as the case may be; and

●	whether such activity involves any conflict between the interests of GCMLP, on the one hand, and your interests, on the other hand.

VI.	PROHIBITED TRANSACTIONS

There are certain transactions in Securities and Commodity Interests that are prohibited altogether (“Prohibited Transactions”).

Prohibited Transactions consist of:

●

The purchase or other acquisition of a Security or Commodity Interest that would result in a Covered Person obtaining a Beneficial Interest in such Security or Commodity Interest, unless such purchase or other acquisition is a Permitted Transaction (see Section VII below for a discussion of Permitted Transaction).

●

The sale or other disposition of a Security or Commodity Interest that would result in a Covered Person ceasing to have a Beneficial Interest in such Security or Commodity Interest (in whole or in part), unless such sale or other disposition is a Permitted Transaction (see Section VII below for a discussion of Permitted Transaction).

●

Any purchase or other acquisition of a Security in the Initial Public Offering of such Security, unless such purchase or other acquisition is effected in accordance with the requirements set forth in Section VII.C.3 of this Policy and Code.

6See “General Rule for Dealing With Conflicts of Interest” (Section V.C above) regarding disclosure and consent with respect to conflicts of interest.

●	Any purchase or other acquisition of a Security in a Private Offering, unless such purchase or other acquisition is:

>	effected in accordance with the requirements set forth in Sections VII.C.3 or VII.C.4 of this Policy and Code; or

>	authorized by the Trading Policy Compliance Committee.

●

Any transaction in a Security or Commodity Interest where pre-clearance of such transaction is required by the provisions of this Policy and Code but such pre-clearance has not been obtained in accordance with the provisions of this Policy and Code. Please see Sections VII.C and VIII below.

●

Any transaction that violates Federal Securities or Commodities Laws, state securities laws or any rule or regulation thereunder, including, without limitation, any transaction in any Security or Commodity Interest (regardless of whether or not such transaction is required to be pre-cleared or reported) in violation of the prohibition against trading while in possession of material, nonpublic information relating to such Security or Commodity Interest. Please see Section X below.

●

Engaging in transactions in Securities or Commodity Interests during GCMLP’s business hours in such a manner as to materially interfere with a Covered Person’s performance of his or her duties and obligations to GCMLP associated with his or her particular job functions.

As noted in Appendix I to the Code of Ethics, GCMLP prohibits short term trading (that is, trading in and out of a particular Security or Commodity Interest within a 60 day period) in the case of certain Securities and Commodity Interests.

Further, as a general matter, GCMLP discourages short term trading in all Securities and Commodity Interests that are not subject to such ban.

If GCMLP determines that you are engaged, during GCMLP’s business hours, in short term trading in particular Securities and/or Commodity Instruments that are not subject to the ban, the presumption will be that, even though such short term trading is not subject to the ban, it is nevertheless materially interfering with the performance of your duties and obligations to GCMLP, except where the trading in question relates to:

>	certificates of deposit;

>	shares of registered open-end investment companies, commonly known as “mutual funds”;

>	auction rate preferred stock;

>	commercial paper;

>	High Quality Short Term Debt Instruments; and

>	banker’s acceptances.

●

Such other transactions in Securities and/or Commodity Interests as the Trading Policy Compliance Committee may from time to time designate as Prohibited Transactions upon giving written notice thereof to Covered Persons.

VII.	PERMITTED TRANSACTIONS

A.	Background

No purchase or other acquisition of a Security or Commodity Interest may be made if, as a result such purchase or other acquisition, a Covered Person would obtain a Beneficial Interest in such Security or Commodity Interest, and no sale or other disposition of a Security or Commodity Interest may be made if, as a result of such sale or other disposition, a Covered Person would cease to have a Beneficial Interest in such Security or Commodity Interest (in whole or in part), unless such purchase or other acquisition, or such sale or other disposition, is a “Permitted Transaction” described in subsection VII.B (which describes Permitted Transactions that are not required to be pre-cleared with GCMLP) or subsection VII.C (which describes Permitted Transactions that are required to be pre-cleared with GCMLP), below.7

Each of the types of “Permitted Transactions” discussed below is “self-contained.” This means that if you comply with the conditions, restrictions and requirements relating to a particular type of Permitted Transaction in connection with the purchase or other acquisition, or sale or other disposition, of a Security or Commodity Interest, you do not need to comply with the conditions, restrictions and requirements relating to any other particular type of Permitted Transaction in connection with the purchase or other acquisition, or the sale or other disposition, of such Security or Commodity Interest.

7Of course, as noted above, no transaction that violates Federal Securities or Commodities Laws, state securities laws or any rule or regulation thereunder, including, without limitation, any transaction in any Security or Commodity Interest in violation of the prohibition against trading while in possession of material, non-public information relating to such Security or Commodity Interest, will be considered a “Permitted Transaction.”

The discussion of “Permitted Transactions” set forth below assumes that a Covered Person:

●	in the case of a particular account, or a particular Security or Commodity Interest, has, or is presumed to have, a Beneficial Interest in such account, Security or Commodity Interest; or

●	would, in the case of a purchase or other acquisition of a particular Security or Commodity Interest, obtain a Beneficial Interest in such Security or Commodity Interest; or

●	would, in the case of a sale or other disposition of a particular Security or Commodity Interest, cease to have a Beneficial Interest in such Security or Commodity Interest (in whole or in part).

To the extent that none of these three fact patterns applies with respect to a particular account, Security or Commodity Interest, a Covered Person is not subject to the pre-clearance and reporting provisions described in Sections VII-IX of this Policy and Code with respect to such account, Security or Commodity Interest (but may, of course, be subject to the pre-clearance and reporting provisions described in Sections VII-IX of this Policy and Code with respect to other accounts, Securities or Commodity Interests).

Remember, however, that:

●

a Covered Person will be presumed to have a Beneficial Interest not only in accounts, Securities or Commodity Interests in which such Covered Person has a Beneficial Interest, but also in certain accounts, Securities and Commodity Interests in which one or more members of such Covered Person’s Immediate Family who share the same household with such Covered Person have a Beneficial Interest, even if such Covered Person does not directly have a Beneficial Interest in such accounts, Securities or Commodity Interests, as described in the definition of “Beneficial Interest;” and

●

if a Covered Person has a Beneficial Interest in an account, Security or Commodity Interest, the fact that such account, Security or Commodity Interest is held in the name of or is managed or advised by one or more members of such Covered Person’s Immediate Family who do not share the same household with such Covered Person does not negate the fact that such Covered Person has a Beneficial Interest in such account, Security or Commodity Interest.

Accordingly, in determining whether an account or a transaction in a Security or a Commodity Interest (i) is a “Permitted Transaction” within the meaning of this Section VII, (ii) is subject to pre-clearance pursuant to Section VII.C and/or (iii) is required to be reported to GCMLP pursuant to Section IX of this Policy and Code, a Covered Person needs to examine:

●	accounts and transactions in which such Covered Person has the sole Beneficial Interest;

●	accounts and transactions in which one or more members of such Covered Person’s Immediate Family who share the same household with such Covered Person have a Beneficial Interest; and

●

accounts and transactions in which such Covered Person shares a Beneficial Interest with one or more other persons, even if such persons are not members of such Covered Person’s Immediate Family and do not share the same household with such Covered Person.

Notwithstanding the foregoing, if a member of a Covered Person’s Immediate Family who shares the same household with such Covered person is a “trading professional” employed by a financial services firm to manage or advise one or more bona fide proprietary trading accounts of such financial services firm and/or to manage or advise one or more bona fide customer accounts of such financial services firm, such member of such Covered Person’s Immediate Family (and such Covered Person) shall not be subject to the pre-clearance and reporting provisions of Sections VII, VIII and IX with respect to any such account or any transactions effected for any such account if:

●

such Covered Person provides to GCMLP written representations and warranties, in such form as may be prescribed from time to time by the CCO, to the effect that such Covered Person will not directly or indirectly discuss any potential or contemplated acquisition or disposition, or any actual acquisition or disposition, of any Security or Commodity Interest for any such account with such member of such Covered Person’s Immediate Family; and

●

such member of such Covered Person’s Immediate Family provides to GCMLP written representations and warranties, in such form as may be prescribed from time to time by the CCO, to the effect that such member will not directly or indirectly discuss, with such Covered Person, any potential or contemplated acquisition or disposition, or any actual acquisition or disposition, of any Security or Commodity Interest for any such account.

For the avoidance of doubt, this Section VII, and Sections VIII and IX, do not apply to transactions effected by members of GCMLP’s Portfolio Management Teams and implemented by members of GCMLP’s Investment Operations Team for the accounts of the GCM Public Markets Funds.

B.	Permitted Transactions That Do Not Require Pre-Clearance from GCMLP

The following are Permitted Transactions that do not require pre-clearance from GCMLP, but in many cases are subject to certain reporting obligations as set forth in Section IX below.

1.	Unrestricted Securities and Commodity Interests

Purchases or other acquisitions, or sales or other dispositions, of Unrestricted Securities and Commodity Interests listed as such in Appendix I to this Policy and Code are Permitted Transactions that do not require pre-clearance from GCMLP.

NOTE: IF A SECURITY OR COMMODITY INTEREST IS NOT AN UNRESTRICTED SECURITY OR COMMODITY INTEREST LISTED AS SUCH IN APPENDIX I TO THIS POLICY AND CODE, A COVERED PERSON MAY NOT PURCHASE OR OTHERWISE ACQUIRE, OR SELL OR OTHERWISE DISPOSE OF, SUCH SECURITY OR COMMODITY INTEREST UNLESS SUCH PURCHASE OR OTHER ACQUISITION, OR SALE OR OTHER DISPOSITION, IS PERMITTED UNDER ANOTHER SUBSECTION OF THIS SUBSECTION B OR UNDER SECTION C OF THIS SECTION VII.

2.

Opening, Adding Assets to and Withdrawing Assets from “Traditional” Investment Management/Advisory Accounts Managed or Advised by Investment Managers or Investment Advisers that are not Utilized or Contemplated to be Utilized by GCMLP or GCM CFIG

Opening, adding assets to or withdrawing assets from any “traditional” investment management account or investment advisory account managed or advised by a third party investment manager or investment adviser are Permitted Transactions that do not require pre-clearance from GCMLP, as long as such investment manager or investment adviser:

●	has not been selected by GCMLP or GCM CFIG, as the case may be, as the manager of or adviser to one or more Underlying Public Markets Funds or Underlying Private Markets Funds; and

●

as of the relevant time, is not being evaluated by GCMLP or GCM CFIG, as the case may be, as a potential manager of or adviser to one or more Underlying Public Markets Funds or Underlying Private Markets Funds.

NOTE:        THE TRANSACTIONS PERMITTED BY THIS SUBSECTION 2 RELATE TO OPENING, ADDING ASSETS TO OR WITHDRAWING ASSETS FROM ANY INVESTMENT MANAGEMENT ACCOUNT OR INVESTMENT ADVISORY ACCOUNT MANAGED OR ADVISED BY A THIRD PARTY INVESTMENT MANAGER OR INVESTMENT ADVISER. THIS SUBSECTION 2 DOES NOT RELATE TO TRANSACTIONS EFFECTED IN SUCH AN ACCOUNT. TRANSACTIONS EFFECTED IN SUCH AN ACCOUNT MUST BE EFFECTED IN ACCORDANCE WITH ONE OF THE OTHER PERMITTED TRANSACTIONS DESCRIBED IN THIS SECTION VII, CERTAIN OF WHICH TRANSACTIONS MAY REQUIRE PRE-CLEARANCE WITH GCMLP.

NOTE:                A COVERED PERSON MUST OBTAIN PRE-CLEARANCE PRIOR TO OPENING, ADDING ASSETS TO OR WITHDRAWING ASSETS FROM A “TRADITIONAL” INVESTMENT MANAGEMENT OR ADVISORY ACCOUNT THAT IS MANAGED OR ADVISED BY AN INVESTMENT MANAGER OR INVESTMENT ADVISER THAT:

●	HAS BEEN SELECTED BY GCMLP OR GCM CFIG, AS THE CASE MAY BE, AS THE MANAGER OF OR ADVISER TO ONE OR MORE UNDERLYING PUBLIC MARKETS FUNDS OR UNDERLYING PRIVATE MARKETS FUNDS; OR

●

AS OF THE RELEVANT TIME, IS BEING EVALUATED BY GCMLP OR GCM CFIG, AS THE CASE MAY BE, AS A POTENTIAL MANAGER OF OR ADVISER TO ONE OR MORE UNDERLYING PUBLIC MARKETS FUNDS OR UNDERLYING PRIVATE MARKETS FUNDS.

3.	Transactions Effected in Professional Discretionary Accounts

Except as set forth in the Note immediately below, purchases or other acquisitions, or sales or other dispositions, of Securities or Commodity Interests effected in a Professional Discretionary Account in which a Covered Person has, or is presumed to have, a Beneficial Interest are Permitted Transactions that do not require pre-clearance from GCMLP.

NOTE:        A COVERED PERSON MUST PRE-CLEAR THE PURCHASE OR OTHER ACQUISITION OF ANY SECURITY: (I) PURCHASED OR OTHERWISE ACQUIRED IN A PRIVATE OFFERING OR (II) PURCHASED OR OTHERWISE ACQUIRED IN THE INITIAL PUBLIC OFFERING OF SUCH SECURITY, NOTWITHSTANDING THAT SUCH PURCHASE OR OTHER

ACQUISITION IS EFFECTED IN A PROFESSIONAL DISCRETIONARY ACCOUNT, UNLESS EITHER: (A) THE INDEPENDENT INVESTMENT MANAGER OF SUCH PROFESSIONAL DISCRETIONARY ACCOUNT PROVIDES GCMLP WRITTEN REPRESENTATIONS AND WARRANTIES, IN SUCH FORM AS MAY BE PRESCRIBED FROM TIME TO TIME BY THE CCO, TO THE EFFECT THAT: (I) SUCH INDEPENDENT INVESTMENT MANAGER WILL NOT CONSULT WITH SUCH COVERED PERSON, OR WITH ANY OTHER PERSON THAT HAS A BENEFICIAL INTEREST IN SUCH ACCOUNT, PRIOR TO SUCH INDEPENDENT INVESTMENT MANAGER’S DECISIONS TO MAKE AND DISPOSE OF SPECIFIC INVESTMENTS FOR SUCH ACCOUNT AND (II) TO THE BEST OF SUCH INDEPENDENT INVESTMENT MANAGER’S KNOWLEDGE, SUCH COVERED PERSON OTHERWISE HAS NO DIRECT OR INDIRECT INFLUENCE OR CONTROL OVER SUCH ACCOUNT; OR (B) THE CCO CONCLUDES, BASED ON SUCH EVIDENCE AND DOCUMENTATION AS THE CCO DETERMINES TO BE APPROPRIATE UNDER THE CIRCUMSTANCES, THAT SUCH COVERED PERSON HAS NO DIRECT OR INDIRECT INFLUENCE OR CONTROL OVER SUCH ACCOUNT.

4.	Transactions Effected in Multi-Party Accounts

Except as set forth in the Note immediately below, purchases or other acquisitions, or sales or other dispositions, of Securities or Commodity Interests effected in a Multi-Party Account in which a Covered Person has, or is presumed to have, a Beneficial Interest are Permitted Transactions that do not require pre-clearance from GCMLP, but only if ALL of the following conditions (the “Multi-Party Account Exemptive Conditions”) are satisfied:

●

transactions in Securities and Commodity Interests (other than transactions in Unrestricted Securities or Commodity Interests) for such account are initiated solely by a person other than such Covered Person;

●

such Covered Person has no direct or indirect influence or control over any transaction in such account to the extent such transaction involves a Security or Commodity Interest other than an Unrestricted Security or Commodity Interest;

●	such Covered Person has provided to GCMLP written representations and warranties, in such form as may be prescribed from time to time by the CCO, to the effect that such Covered

Person will not discuss, with any other person, any potential or contemplated acquisition or disposition of any Security or Commodity Interest (other than an Unrestricted Security or Commodity Interest) for such account prior to such acquisition or disposition; and

●

each other person that has a Beneficial Interest in such account, or that has authority to initiate transactions for such account, has provided to GCMLP written representations and warranties, in such form as may be prescribed from time to time by the CCO, to the effect that such person will not discuss, with such Covered Person, any potential or contemplated acquisition or disposition of any Security or Commodity Interest (other than an Unrestricted Security or Commodity Interest) for such account prior to such acquisition or disposition.

NOTE:        A COVERED PERSON MUST PRE-CLEAR THE PURCHASE OR OTHER ACQUISITION OF ANY SECURITY: (I) PURCHASED OR OTHERWISE ACQUIRED IN A PRIVATE OFFERING OR (II) PURCHASED OR OTHERWISE ACQUIRED IN THE INITIAL PUBLIC OFFERING OF SUCH SECURITY, EVEN THOUGH SUCH PURCHASE OR OTHER ACQUISITION IS EFFECTED IN A MULTI-PARTY ACCOUNT AND THE MULTI-PARTY ACCOUNT EXEMPTIVE CONDITIONS ARE SATISFIED, UNLESS THE CCO CONCLUDES, BASED ON SUCH EVIDENCE AND DOCUMENTATION AS THE CCO DETERMINES TO BE APPROPRIATE UNDER THE CIRCUMSTANCES, THAT SUCH COVERED PERSON HAS NO DIRECT OR INDIRECT INFLUENCE OR CONTROL OVER SUCH ACCOUNT.

5.	Acquisition of Securities or Commodity Interests by Way of Gift

Any acquisition of any Security or Commodity by a Covered Person by way of a gift of such Security or Commodity Interest to such Covered Person is a Permitted Transaction that does not require pre-clearance from GCMLP, provided that neither such Covered Person nor any person acting on behalf of such Covered Person paid any other person any fee or other consideration for the purpose of inducing or causing such other person to make such gift.

6.	Disposition of Securities and Commodity Interests by Way of Gift

Any disposition of any Security or Commodity Interest by a Covered Person by way of a gift from such Covered Person to another person is a Permitted Transaction that does not require pre-clearance from GCMLP, provided that such Covered Person does not receive any fee or other consideration from any person in connection with making such gift.

C.	Permitted Transactions that Require Pre-Clearance from GCMLP

The following types of Permitted Transactions require pre-clearance from GCMLP, and in many cases are subject to certain reporting obligations as set forth in Section IX below.

1.

Opening, Adding Assets to and Withdrawing Assets from “Traditional” Investment Management/Advisory Accounts Managed or Advised by Investment Managers or Investment Advisers that are Utilized or Contemplated to be Utilized by GCMLP or GCM CFIG

Opening, adding assets to and withdrawing assets from a “traditional” investment management or advisory account that is managed or advised by an investment manager or investment adviser that:

●	has been selected by GCMLP or GCM CFIG, as the case may be, as the manager of or adviser to one or more Underlying Public Markets Funds or Underlying Private Markets Funds, or

●

as of the relevant time, is being evaluated by GCMLP or GCM CFIG, as the case may be, as a potential manager of or adviser to one or more Underlying Public Markets Funds or Underlying Private Markets Funds, are Permitted Transactions,

but each such transaction requires pre-clearance from GCMLP.

2.	Opening, Adding Assets to and Withdrawing Assets from “Alternative” Investment Management/Advisory Accounts

Opening, adding assets to and withdrawing assets from an “alternative” investment management or advisory account, such as an account that holds hedge funds, funds of hedge funds, private equity funds, funds of private equity funds, venture capital funds, funds of venture capital funds, infrastructure funds, funds of infrastructure funds and/or other “alternative” investment vehicles are Permitted Transactions, but each such transaction requires pre-clearance from GCMLP (and ordinarily will be pre-cleared only if such account is managed or advised by GCMLP or GCM CFIG).

3.

Securities Purchased or Otherwise Acquired in Private Offerings or Initial Public Offerings by Multi-Party Accounts (Where the Multi-Party Account Exemptive Conditions Are Satisfied) or Professional Discretionary Accounts

Any purchase or other acquisition of a Security: (i) in a Private Offering or in the Initial Public Offering of such Security by a Multi-Party Account (but only if the Multi-Party Account Exemptive Conditions are satisfied) or (ii) in a Private Offering or in the Initial Public Offering of such Security by a Professional Discretionary Account, is a Permitted Transaction, but (except as set forth in the Notes immediately below) each such transaction requires pre-clearance from GCMLP.

NOTE:        NOTWITHSTANDING THE FOREGOING, A COVERED PERSON IS NOT REQUIRED TO PRE-CLEAR THE PURCHASE OR OTHER ACQUISITION BY A PROFESSIONAL DISCRETIONARY ACCOUNT OF ANY SECURITY PURCHASED OR OTHERWISE ACQUIRED BY SUCH PROFESSIONAL DISCRETIONARY ACCOUNT IN A PRIVATE OFFERING OR IN THE INITIAL PUBLIC OFFERING OF SUCH SECURITY IF EITHER: (A) THE INDEPENDENT INVESTMENT MANAGER OF SUCH PROFESSIONAL DISCRETIONARY ACCOUNT PROVIDES GCMLP SUCH WRITTEN REPRESENTATIONS AND WARRANTIES, IN SUCH FORM AS MAY BE PRESCRIBED FROM TIME TO TIME BY THE CCO, TO THE EFFECT THAT: (I) SUCH INDEPENDENT INVESTMENT MANAGER WILL NOT CONSULT WITH SUCH COVERED PERSON, OR WITH ANY OTHER PERSON THAT HAS A BENEFICIAL INTEREST IN SUCH ACCOUNT, PRIOR TO SUCH INDEPENDENT INVESTMENT MANAGER’S DECISIONS TO MAKE AND DISPOSE OF SPECIFIC INVESTMENTS FOR SUCH ACCOUNT AND (II) TO THE BEST OF SUCH INDEPENDENT INVESTMENT MANAGER’S KNOWLEDGE, SUCH COVERED PERSON OTHERWISE HAS NO DIRECT OR INDIRECT INFLUENCE OR CONTROL OVER SUCH ACCOUNT; OR (B) THE CCO CONCLUDES, BASED ON SUCH EVIDENCE AND DOCUMENTATION AS THE CCO DETERMINES TO BE APPROPRIATE UNDER THE CIRCUMSTANCES, THAT SUCH COVERED PERSON HAS NO DIRECT OR INDIRECT INFLUENCE OR CONTROL OVER SUCH ACCOUNT.

NOTE:        NOTWITHSTANDING THE FOREGOING, A COVERED PERSON IS NOT REQUIRED TO PRE-CLEAR THE PURCHASE OR OTHER ACQUISITION BY A MULTI-PARTY ACCOUNT OF ANY SECURITY PURCHASED OR OTHERWISE ACQUIRED BY SUCH MULTI-PARTY ACCOUNT IN A PRIVATE

OFFERING OR IN THE INITIAL PUBLIC OFFERING OF SUCH SECURITY IF THE CCO CONCLUDES, BASED ON SUCH EVIDENCE AND DOCUMENTATION AS THE CCO DETERMINES TO BE APPROPRIATE UNDER THE CIRCUMSTANCES, THAT SUCH COVERED PERSON HAS NO DIRECT OR INDIRECT INFLUENCE OR CONTROL OVER SUCH ACCOUNT.

4.	Certain Securities Acquired in Private Offerings

Subject to pre-clearance by the Trading Policy Compliance Committee, it is a Permitted Transaction to invest in a Security issued in a Private Offering by:

●	a fund managed or advised by GCMLP;

●	a fund managed or advised by GCM CFIG;

●

other Securities issued in Private Offerings (ordinarily, however, the Trading Policy Compliance Committee will not authorize investments in “alternative” investment funds offered by way of Private Offerings unless such investment funds are managed or advised by GCMLP or GCM CFIG).

5.	Sales or Other Dispositions of Securities and Commodity Interests

The sale or other disposition of a Security or Commodity Interest in which a Covered Person acquired a Beneficial Interest either: (i) prior to November 1, 2010 (of, if later, the date on which such Covered Person becomes a Covered Person under this Policy and Code) or (ii) pursuant to a gift described in Section VII.B.5 above, is a Permitted Transaction, but each such transaction requires pre-clearance from GCMLP (provided, however, that pre-clearance from GCMLP is not required if such Security or Commodity Interest is an Unrestricted Security or Commodity Interest or such transaction is effected in a Professional Discretionary Account or a Multi-Party Account).

VIII.	PROCEDURES FOR OBTAINING PRE-CLEARANCE

A.	Submission of Appropriate Documentation

In order for a Covered Person to obtain pre-clearance to open an account or engage in a transaction that requires pre-clearance pursuant to the provisions of Section VII.C, he or she must satisfy all of the following requirements:

●

Submit to the Trading Policy Compliance Officer a duly completed and executed Trade/Account Pre-Clearance Form relating to the proposed account or transaction, as the case may. To submit this form electronically, log on to Compliance11 (www.compliance11.com) and enter your user name and password. Once you are logged on, look under the heading entitled “Quick Links” on your Compliance11 homepage, and click the link entitled “Create a pre-clearance”. You can then proceed to enter the information necessary to complete the form. When you are finished entering the information, click the “Submit” button to submit such information. To file by paper, see the document entitled “Trade – Account Pre-Clearance Form” in the “GCMLP Compliance Forms” sub-file of the Outlook “Legal” Public Folder, or at such other location as the CCO may from time to time determine.

●	Provide the Trading Policy Compliance Officer with such documentation as the Trading Policy Compliance Officer may request in order to process the Trade/Account Pre-Clearance Form.

●

Obtain the written authorization of the Trading Policy Compliance Officer (which may take the form of an e-mail from the Trading Policy Compliance Officer) to proceed with such account or transaction, as the case may be.

The Trading Policy Compliance Officer will strive to notify a Covered Person within two (2) business days of such Officer’s receipt of a duly completed and executed Trade/Account Pre-Clearance Form whether such Covered Person’s account or transaction, as the case may be, has been authorized or disapproved (except that the Trading Policy Compliance Officer shall have up to five (5) business days to notify a Covered Person whether a contemplated account or transaction, as the case may be, that has been referred to the Trading Policy Compliance Committee, as described below, has been authorized or disapproved). Any disapproval shall be in writing.

B.	Referral of Certain Transactions to Trading Policy Compliance Committee

The Trading Policy Compliance Officer shall not authorize a Covered Person to engage in any of the following transactions or activities without first submitting such transaction or activity to the Trading Policy Compliance Committee and receiving the authorization of the Trading Policy Compliance Committee to proceed with such transaction or activity:

●	a transaction or activity requiring pre-clearance pursuant to the provisions of Section VII.C.1, .2, .3 or .4; or

●	any transaction involving a Security or Commodity Interest on the Public Markets Restricted List or the Private Markets Restricted List.[8]

8In accordance with the Restricted List Policies and Procedures of GCMLP and GCM CFIG:

C.	Criteria For Authorizing or Disapproving Transactions; Duration of Pre-Clearance Approval

The Trading Policy Compliance Officer or the Trading Policy Compliance Committee, as the case may be, may disapprove a Covered Person’s request to engage in a particular transaction or activity (or revoke approval of a previously approved transaction or activity) if he, she or it, as the case may be, determines that:

●	such Covered Person is delinquent in filing reports required to be filed by such Covered Person pursuant to this Policy and Code;

●	such transaction or activity is a Prohibited Transaction or otherwise conflicts with the terms and conditions of this Policy and Code;

●

such Covered Person may unfairly benefit from such transaction or activity at the expense of any GCM Public Markets Fund, GCM Private Markets Fund, GCMLP-Administered Fund or GCM CFIG-Administered Fund;

●

such Covered Person may benefit from such transaction or activity as a result of information that is proprietary to GCMLP, GCM CFIG, any GCM Public Markets Fund, any GCM Private Markets Fund, any GCMLP-Administered Fund or any GCM CFIG-Administered Fund, even though no GCM Public Markets Fund, GCM Private Markets Fund, GCMLP-Administered Fund or GCM CFIG-Administered Fund suffers any detriment as a result of the transaction or activity;

●

such transaction or activity involves, or appears to involve, a conflict between the interests of such Covered Person or GCMLP, on the one hand, and those of any GCM Public Markets Fund or GCMLP-Administered Fund, on the other hand;

●	the CCO is responsible for overseeing the maintenance of, and from time to time designating the location of and persons authorized to have access to, the Public Markets Restricted List; and

●

the Chief Compliance Officer of GCM CFIG is responsible for overseeing the maintenance of, and from time to time designating the location of and persons authorized to have access to, the Private Markets Restricted List.

●

such transaction or activity involves, or appears to involve, a conflict between the interests of such Covered Person or GCM CFIG, on the one hand, and those of any GCM Private Markets Fund or any GCM CFIG-Administered Fund, on the other hand; or

●	such transaction or activity involves undue litigation, regulatory, enforcement or reputational risk to GCMLP, GCM CFIG or any of their affiliates.

In applying the foregoing criteria, the Trading Policy Compliance Officer or the Trading Policy Compliance Committee, as the case may be, make take such facts and circumstances into account as he, she or it, as the case may be, determines to be appropriate.

Each Covered Person must remember that a disapproval of a transaction or activity could be costly to such Covered Person or a member of his or her family; therefore, each Covered Person should take great care to adhere to GCMLP’s trading restrictions and avoid expending time and effort in proposing transactions or activities that pose significant risk of being disapproved under one or more of the criteria set forth above.

Pre-authorization to engage in a particular transaction is valid only for the time period specified to the Covered Person by the Trading Policy Compliance Officer or the Trading Policy Compliance Committee, as the case may be, unless extended in the sole discretion of the Trading Policy Compliance Officer or the Trading Policy Compliance Committee, as the case may be.

D.	Appeals of Disapprovals

A Covered Person may appeal any disapproval by written notice to the Trading Policy Compliance Committee within two (2) business days after receipt of notice of disapproval; such appeal shall be resolved promptly by GCMLP’s outside counsel.

E.	Confidentiality of Disapprovals

If a proposed transaction or activity by a Covered Person is disapproved, such Covered Person may not communicate the reason for such disapproval to any other person without the prior authorization of the CCO or an ACO.

IX.	REPORTING REQUIREMENTS

A.	Reports About Securities/Commodity Interests Holdings, Transactions and Accounts

If you are a Covered Person, you must provide GCMLP certain written reports about your holdings in Securities and Commodity Interests, as well about transactions involving Securities or Commodity Interests, and accounts holding Securities and/or Commodity Interests, in which you have, or are presumed to have, a “Beneficial Interest.”

As discussed earlier, if you are a Covered Person:

●

you will be presumed to have a Beneficial Interest not only in accounts or Securities (or Commodity Interests) in which such you have a Beneficial Interest, but also in certain accounts and Securities (or Commodity Interests) in which one or more members of your Immediate Family who share the same household with you have a Beneficial Interest, even if you do not directly have a Beneficial Interest in such accounts or Securities (or Commodity Interests), as described in the definition of “Beneficial Interest;” and

●

if you have a Beneficial Interest in an account or Securities (or Commodity Interests), the fact that such account or Securities (or Commodity Interests) is held in the name of or is managed or advised by one or more members of your Immediate Family who do not share the same household with you does not negate the fact that you have a Beneficial Interest in such account or Securities (or Commodity Interests).

Accordingly, if you are a Covered Person, you must, in determining whether a Securities/Commodity Interest holding, transaction or account is required to be reported to GCMLP pursuant to this Section IX, you need to examine:

●	holdings, accounts and transactions in which you have the sole Beneficial Interest;

●	holdings, accounts and transactions in which one or more members of your Immediate Family who share the same household with you have a Beneficial Interest; and

●	holdings, accounts and transactions in which you share a Beneficial Interest with one or more other persons.

GCMLP is sensitive to privacy concerns, and will try not to disclose your reports to anyone unnecessarily.

Failure to file a timely, accurate and complete report is a serious breach of this Policy and Code, and in many cases will constitute a serious breach of SEC rules.

1.	Initial Holdings and Accounts Report

Subject to the limited exceptions set forth in Section IX.B of this Policy and Code, you must, no later than ten (10) calendar days after you first become a Covered Person, submit the following to the Trading Policy Compliance Officer:

●	A duly executed and completed Initial Report of Securities/Commodity Interest Holdings. You must file this initial report by way of a paper filing. See the document entitled “Initial and Annual Holdings Report” in the “GCMLP Compliance Forms” sub-file of the Outlook “Legal” Public Folder, or at such other location as the CCO may from time to time determine.

●

Unless waived by the Trading Policy Compliance Officer, an executed letter of direction (in such form as may be approved from time to time by the CCO; see the document entitled “Form – Letter of Direction for Brokers, Banks and Other Institutions” in the “GCMLP Compliance Forms” sub-folder in the Outlook “Legal” Public Folder (or at such other location as the CCO may from time to time determine) addressed to each broker, dealer, bank or other institution that you listed in Part II of your Initial Report of Securities/Commodity Interest Holdings, instructing such broker, dealer, bank or other institution to provide to GCMLP duplicate account statements and confirmations of all transactions in all Reportable Securities or Commodity Interests in the accounts listed in Part II.

Your Initial Report of Securities/Commodity Interest Holdings must be current as of a date no earlier than the end of the calendar month preceding the calendar month during which you became a Covered Person.

2.	Quarterly Transaction and Accounts Reports

a.	Transactions in Reportable Securities or Commodity Interests During Calendar Quarter

Subject to the limited exceptions set forth in Section IX.B of this Policy and Code, if, during any calendar quarter, there was a purchase or other acquisition of a Reportable Security or Commodity Interest (including an acquisition of a Reportable Security or Commodity Interest through receipt of a gift thereof), as a result of which you obtained a Beneficial Interest in such Reportable Security or Commodity Interest, or a sale or other disposition of a Reportable Security or Commodity Interest (including a disposition of a Reportable Security or Commodity Interest by way of a gift) in which you had a Beneficial Interest immediately prior to such disposition9 (including a gift made by you), you must, no later than thirty (30) calendar days after the close of such calendar quarter, submit to the Trading Policy Compliance Officer a duly executed and completed Quarterly Account Statement

9Purchases of call options and sales (writing) of put options on Reportable Securities are considered acquisitions of such Securities for purposes of this Policy and Code. Similarly, purchases of put options and sales (writing) of call options on Reportable Securities are considered dispositions of such Securities for purposes of this Policy and Code.

and Transaction Report. You will receive an e-mail reminder when you are required to complete a Quarterly Account Statement and Transaction Report. To file electronically; log on to Compliance11 (www.compliance11.com) and enter your user name and password. Once you are logged on, look under the heading entitled “My Action Items” on your Compliance11 homepage and click the link entitled “You have [X] open items”. You can then proceed to enter the information necessary to complete your Quarterly Account Statement and Transaction Report. When you are finished entering the information, click the “Submit” button to submit such information. To file by paper, see the document entitled “Quarterly Account Statement and Transaction Report” in the “GCMLP Compliance Forms” sub-file of the Outlook “Legal” Public Folder, or at such other location as the CCO may from time to time determine.

If you are required to file a report pursuant to this subsection (a) with respect to the last calendar quarter of a particular year, this does not excuse you from filing an annual report for the same year, as discussed below.

b.	Brokerage or Similar Accounts Opened During Calendar Quarter

Subject to the limited exceptions set forth in Section IX.B of this Policy and Code, if during any calendar quarter, any brokerage or similar account is opened with a broker, dealer, bank or other institution and you have a Beneficial Interest in such account, you must, no later than thirty (30) calendar days after the close of such calendar quarter, submit both of the following to the Trading Policy Compliance Officer:

●

A duly executed and completed Quarterly Account Statement and Transaction Report. You will receive an e-mail reminder when you are required to complete a Quarterly Account Statement and Transaction Report. To file electronically; log on to Compliance11 (www.compliance11.com) and enter your user name and password. Once you are logged on, look under the heading entitled “My Action Items” on your Compliance11 homepage and click the link entitled “You have [X] open items”. You can then proceed to enter the information necessary to complete your Quarterly Account Statement and Transaction Report. When you are finished entering the information, click the “Submit” button to submit such information. To file by paper, see the document entitled “Quarterly Account Statement and Transaction Report” in the “GCMLP Compliance Forms” sub-file of the Outlook “Legal” Public Folder, or at such other location as the CCO may from time to time determine.

●

Unless waived by the Trading Policy Compliance Officer, an executed letter of direction (in such form as may be approved from time to time by the CCO; see the document entitled “Form – Letter of Direction for Brokers, Banks and

Other Institutions”) in the “GCMLP Compliance Forms” sub-folder in the Outlook “Legal” Public Folder, or at such other location as the CCO may from time to time determine) addressed to such broker, dealer, bank or other institution, instructing such broker, dealer, bank or other institution to provide duplicate account statements and confirmations of all transactions in all Reportable Securities or Commodity Interests in such account to GCMLP.

If you are required to file a report pursuant to this subsection (b) with respect to the last calendar quarter of a particular year, this does not excuse you from filing an annual report for the same year, as discussed below.

If you are a registered representative of Grosvenor Securities LLC (“GSLLC”) and you wish to open an account with a broker-dealer firm that is a member of FINRA, you must, prior to opening such account, provide that broker-dealer firm with certain documentation, as described in GSLLC’s Compliance and Supervisory Policies and Procedures Manual.

3.	Annual Holdings and Accounts Reports

Subject to the limited exceptions set forth in Section IX.B of this Policy and Code, you must, no later than February 14 of each year, submit to the Trading Policy Compliance Officer a duly executed and completed Annual Report of Securities/Commodity Interest Holdings. You will receive an e-mail reminder when you are required to complete your Annual Holdings and Accounts Report. To file electronically; log on to Compliance11 (www.compliance11.com) and enter your user name and password. Once you are logged on, look under the heading entitled “My Action Items” on your Compliance11 homepage and click the link entitled “You have [X] open items”. You can then proceed to enter the information necessary to complete your Annual Holdings and Accounts Report. When you are finished entering the information, click the “Submit” button to submit such information. To file by paper, see the document entitled “Initial and Annual Holdings Report” in the “GCMLP Compliance Forms” sub-file of the Outlook “Legal” Public Folder, or at such other location as the CCO may from time to time determine.

Your Annual Report of Securities/Commodity Interest Holdings must be current as of a date no earlier than December 31 of the calendar year preceding the date on which your file such Report.

B.	Exceptions to Reporting Requirements

1.	Transactions and Holdings in Professional Discretionary Accounts

A Covered Person is not required to file quarterly or annual reports describing transactions in, or the holdings of, Professional Discretionary Accounts if either:

●	the Independent Investment Manager of such account provides GCMLP written representations and warranties (on a form supplied by GCMLP) to the effect that:

>

such Independent Investment Manager will not consult with such Covered Person, or with any other person that has a Beneficial Interest in such account, prior to such Independent Investment Manager’s decisions to make and dispose of specific investments for such account; and

>	to the best of such Independent Investment Manager’s knowledge, such Covered Person otherwise has no direct or indirect influence or control over such account; or

●

the CCO otherwise concludes, based on such evidence and documentation as the CCO determines to be appropriate under the circumstances, that such Covered Person has no direct or indirect influence or control over such account.

In the absence of compliance with the requirements of either of the two bullet points of the preceding paragraph, such Covered Person is required to file quarterly and annual reports describing transactions in, and the holdings of, Professional Discretionary Accounts.

In all events, such Covered Person is required to file quarterly and annual reports describing the accounts themselves.

2.	Multi-Party Accounts

A Covered Person is not required to file quarterly and annual reports describing transactions in, and the holdings of, a Multi-Party Account if:

●	the Multi-Party Account Exemptive Conditions are met with respect to such Multi-Party Account; and

●

the CCO (or his or her designee) communicates (either in person or by telephone) with each Beneficial Owner of such Multi-Party Account other than such Covered Person to confirm that each such Beneficial Owner understands the Multi-Party Account Exemptive Conditions; and

●	each such Beneficial Owner affirmatively states to the CCO (or his or her designee), in person by telephone, that such Covered Person has no control or influence over such Multi-Party Account.

If the foregoing conditions are not satisfied, Covered Person is required to file quarterly and annual reports describing transactions in, and the holdings of, Multi-Party Accounts.

In all events (that is, regardless of whether the conditions described above are satisfied), such Covered Person is required to file quarterly and annual reports describing the accounts themselves.

3.	Transactions in and Accounts Holding Non-Reportable Securities

A Covered Person is not required to describe, in any Quarterly Account Statement and Transaction Report, a transaction in a Security or a Commodity Interest that is not a Reportable Security or Commodity Interest. A Covered Person must, however, file a Quarterly Account Statement and Transaction Report describing the account that holds such Security or Commodity Interest, for the calendar quarter during which such account was established.

A Covered Person is not required to describe, in any an Initial Report of Securities/Commodity Interest Holdings or Annual Report of Securities/Commodity Interest Holdings, any Security or Commodity Interest is not a Reportable Security or Commodity Interest. A Covered Person must, however, report, on those forms, an account that hold any Securities or Commodity Interests, regardless of whether such Securities or Commodity Interest are Reportable Securities or Commodity Interests.

4.	Other Exemptions

A Covered Person is not required to file reports to the extent Appendix I to this Policy and Code expressly provides that you are not required to file such reports.

C.	Review of Reports and Other Documents

The Trading Policy Compliance Officer will review, through such means as the Trading Policy Compliance Officer and the CCO shall determine from time to time, each report submitted by a Covered Person, and each account statement or confirmation from institutions that maintain accounts for such Covered Person. To ensure adequate scrutiny, GCMLP’s General Counsel or the CCO will review each report submitted by the Trading Policy Compliance Officer, and each account statement or confirmation from institutions that maintain accounts for the Trading Policy Compliance Officer.

X.	PROHIBITION AGAINST “INSIDER TRADING”

A.	Background

Insider trading – i.e., trading a Security or Commodity Interest while in possession of material, nonpublic information relating to such Security or Commodity Interest (and/or the issuer thereof), or improperly communicating such information to others – may expose a person to stringent penalties. Criminal sanctions may include a fine of up to $5,000,000 and/or twenty years’ imprisonment. The SEC may recover the profits gained or losses avoided through insider trading in Securities, obtain a penalty of up to three times the illicit windfall, and/or issue an order permanently barring a person from the securities industry. The CFTC may also recover profits gained or losses avoided through insider trading in Commodity Interests and penalties of up to three times the illicit windfall. In addition, investors may sue seeking to recover damages for insider trading violations.

Regardless of whether a federal inquiry occurs, GCMLP views seriously any violation of the following Statement on Insider Trading (the “Statement”). Any such violation constitutes grounds for disciplinary sanctions, up to and including dismissal, and, where appropriate, referral to relevant government authorities and self-regulatory organizations.

The law of insider trading is complex; you legitimately may be uncertain about the application of the Statement in a particular circumstance. A timely placed question could forestall disciplinary action or complex legal problems. You should direct any questions relating to the Statement to the CCO.

B.	Statement on Insider Trading

●

Except in the limited circumstances discussed in Section X.C.1 below, you may not communicate MNPI relating to a Security, Commodity Interest or other financial instrument and/or the issuer thereof to others, whether inside or outside the GCM Grosvenor Organization.

●

Except in the limited circumstances discussed in Section X.C.3 below, you may not purchase or sell, or cause or recommend the purchase or sale of, a Security, Commodity Interest or other financial instrument (regardless of whether or not it is necessary to pre-clear or report such transaction), either for your own account, for the account of any GCM Public Markets Fund, or for the account of any other person, while in possession of material, nonpublic information relating to that Security, Commodity Interest or other financial instrument and/or the issuer thereof (“MNPI”).

In the case of a Security, Commodity Interest or other financial instrument that is a “derivative” financial instrument (e.g., a swap) whose price or value is materially linked to or determined by the price or value of an underlying Security, Commodity Interest or financial instrument, you will be deemed to be in possession of MNPI relating to such “derivative” financial instrument if you are in possession of MNPI relating to:

●	the issuer of such “derivative” financial instrument; and/or

●	such underlying Security, Commodity Interest or financial instrument and/or the issuer thereof.

This Statement has been drafted, and will be applied and interpreted, broadly. This Statement applies to trading and information handling by you (including members of your Immediate Family who share the same household with you) involving Securities, Commodity Interests or other financial instruments.

1.	What Is “Material” Information?

Information is “material” when there is a substantial likelihood that a reasonable investor would consider it important in making an investment decision with respect to the Security, Commodity Interest or other financial instrument in question.

Put somewhat differently, material information is information the disclosure of which is likely to have an effect on the price of the Security, Commodity Interest or other financial instrument in question.

No simple “bright line” test exists to determine when information is material; assessments of materiality involve highly fact-specific inquiries.

However, a simple “rule of thumb” is this: if you hold information that makes you want to trade a Security, Commodity Interest or other financial instrument, you should consider such information to be material.

Material information often relates to a company’s results and operations, including, for example:

●	dividend changes;

●	earnings results;

●	changes in previously released earnings estimates;

●	significant merger or acquisition proposals or agreements involving the company;

●	a tender or repurchase offer by such company for its own securities;

●	a tender offer by such company for the securities of another company;

●	a tender offer by another company for the securities of such company;

●	a transaction in which such company “goes private;”

●	major litigation;

●	liquidation problems; and

●	extraordinary management developments.

Tender offers represent a particular concern in the law of insider trading, for two reasons. First, tender offer activity often produces extraordinary movement in the price of the target company’s Securities. Second, the SEC has adopted a rule expressly forbidding trading and “tipping” while in possession of MNPI regarding a tender offer received from the tender offeror, the target company or anyone acting on behalf of either.

In some contexts, information about a significant order to purchase or sell Securities, Commodity Interests or other financial instruments may be deemed material; similarly, prepublication information contained in reports contemplated to be published in the financial press or in research reports contemplated to be made public may be deemed material.

Finally, in some contexts, the fact that a particular investor has transacted or intends to transact in a particular Security, Commodity Interest or other financial instrument may be deemed to be material.

2.	What Is “Nonpublic” Information?

Information is “nonpublic” unless and until it has been disseminated broadly to investors in the marketplace. Tangible evidence of such dissemination is the best indication that the information is public. For example, information is public after it has become available to the general public through a public filing with the SEC or some other government agency, the Dow Jones “tape” or The Wall Street Journal or some other general circulation publication, and after sufficient time has passed so that the information has been disseminated widely.

3.	How Does GCMLP Come Into Possession of Material, Nonpublic Information?

There are a number of circumstances in which GCMLP may come into possession of information that may be both material and nonpublic. The following scenarios are examples of such circumstances (but do not constitute an exhaustive list of such circumstances):

●

when GCMLP causes one or more GCM Public Markets Funds to make an investment in the Securities of an operating company and obtains nonpublic information about such operating company and/or its securities in its capacity as an investor in such securities;

●

when one or more GCM Public Markets Funds invest with an Investment Manager and such Investment Manager discloses its intention to cause one or more Underlying Public Markets Funds managed or advised by such Investment Manager to make a significant investment in or divestment from an underlying portfolio company;

●	when an “activist” Investment Manager discloses material nonpublic information about its plans for a publicly-traded company;

●	when an Investment Manager discloses syndicate information about an issuer whose bank loans are owned by Underlying Public Markets Funds managed by such Investment Manager;

●

when an Underlying Public Markets Fund holds a significant portion of a company’s syndicated loans and the Investment Manager has decided to oppose the company’s request for an amendment to the credit agreement;

●	when an Investment Manager discloses material nonpublic information acquired in connection with its involvement with a creditors or bondholders committee;

●	when GCMLP obtains material nonpublic information about an Investment Manager that is publicly-traded or whose parent company is publicly-traded; or

●

when one or more GCM CFIG employees provide MNPI relating to a particular security, commodity interest or other financial instrument and/or the issuer thereof with, and/or grant access to such MNPI to, one or more GCMLP employees pursuant to the Wall Crossing Policies and Procedures of GCMLP and GCM CFIG.

C.	Procedures To Implement Statement

1.	Restrictions on Disclosure of Nonpublic Information

You may not disclose nonpublic information about a particular Security, Commodity Interest or other financial instrument and/or the issuer thereof to any person inside or outside the GCM Grosvenor Organization, except: (i) to the extent otherwise required by law and (ii) as follows:

●	You must notify the CCO immediately:

>

if a person or entity provides nonpublic information to you regarding a particular Security, Commodity Interest or other financial instrument and/or the issuer thereof, and expressly states that the information being provided is MNPI (e.g., notwithstanding instructions to the contrary, the Investment Manager of an Underlying Public Markets Fund expressly provides MNPI to you);

>

if you, after examining and evaluating particular nonpublic information about a particular Security, Commodity Interest or other financial instrument and/or the issuer thereof, believe or have reason to believe that such nonpublic information constitutes MNPI with respect to such Security, Commodity Interest or other financial instrument and/or the issuer thereof (i.e., “conscious awareness” of MNPI);

>

if you know or have reason to believe that any other person employed by or otherwise associated with one or more entities within the GCM Grosvenor Organization, after examining and evaluating particular nonpublic information about a particular Security, Commodity Interest or other financial instrument and/or the issuer thereof, believes or has reason to believe that such nonpublic information constitutes MNPI with respect to such Security, Commodity Interest or other financial instrument and/or the issuer thereof;

>

if you know or have reason to believe that you have, or someone else employed by or otherwise associated with one or more of entities within the GCM Grosvenor Organization has, obtained any material update to MNPI described in the immediately three preceding bullet points; or

>	if you obtain nonpublic information regarding a tender offer.

●

You may disclose nonpublic information about a particular Security, Commodity Interest or other financial instrument and/or the issuer thereof (including MNPI) to any person inside or outside the GCM Grosvenor Organization, if the CCO expressly authorizes you to do so.

●

You may disclose nonpublic information (including MNPI) about a particular Security, Commodity Interest or other financial instrument and/or the issuer thereof to others persons employed by or otherwise associated with one or more entities within the GCM Grosvenor Organization, as long as you reasonably believe that such persons have a legitimate business need to know such information, provided that:

>

if you, after examining and evaluating such nonpublic information, believe or have reason to believe that such nonpublic information constitutes MNPI with respect to such Security, Commodity Interest or other financial instrument and/or the issuer thereof, you either reasonably believe that the recipient of such information is aware of that fact, or you expressly inform such recipient of such fact;

>

in cases where the nonpublic information in question is Public Markets Position-Level Information or Private Markets Position-Level Information (regardless of whether such information is MNPI), such disclosure is consistent with the policies and procedures contained in the following compliance policies and procedures (which, in certain cases, may prohibit you from disclosing such information to certain other GCMLP and/or GCM CFIG employees):

—	the Business Development Team Disclosure Policy;

—	the Information Barrier Policy;

—	the Restricted List Policy; and/or

—	the Wall Crossing Policy; and

>	such disclosure is consistent with the terms of any applicable confidentiality agreement or undertaking to which GCMLP and/or GCM CFIG is subject.

●	You may disclose nonpublic information about a particular Security, Commodity Interest or other financial instrument and/or the issuer thereof (including MNPI) to a Client, provided that:

>	you are authorized to communicate with such Client pursuant to Section 4.3 of GCMLP’s General Compliance Policies and Procedures;[10]

>

you have a legitimate business need to provide such information to such Client (e.g., the Client directly or indirectly holds such Security, Commodity Interest or other financial instrument in its portfolio);

>	such disclosure is consistent with:

—	the purposes for which the information was provided to or created by GCMLP or GCM CFIG, as the case may be; and

—	the terms of any applicable confidentiality agreement or undertaking to which GCMLP and/or GCM CFIG is subject; and

>	if such information includes MNPI or if there is any possibility that such information includes MNPI:[11]

10See note 1.

11You may make such a determination by consulting the Public Markets Restricted List (I:\Public Mkts Restricted) or the Private Markets Restricted List (L:\Compliance\Private Mkts Restricted). If you do not have access to either or both of these lists, you must consult with a Compliance Officer.

—	you must inform the Client that the information you contemplate providing to the Client in response to its request includes or may include MNPI; and

—	you may provide such information to the Client only if the Client expressly indicates that it wishes to receive such information, notwithstanding that it includes or may include MNPI; and

—	if you provide such information to the Client after the Client has expressly indicated that it wishes to receive such information notwithstanding that it includes or may include MNPI, then:

▪	If you provide such information to the Client in writing, you comply with Condition A or Condition B below:

Condition A

Such information must be accompanied by the following legend (or another legend expressly authorized by a Compliance Officer), which legend (the “Anti-Insider Trading Legend”) must appear prominently in the communication pursuant to which such information is provided to such Client:

In accepting the Confidential Information, the Receiving Party (i) acknowledges that it may receive material nonpublic information relating to particular securities or other financial instruments and/or the issuers thereof; (ii) acknowledges that it is aware that applicable securities laws prohibit any person who has received material, nonpublic information regarding particular securities and/or an the issuer thereof from (a) purchasing or selling such securities or other securities of such issuer or (b) communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities or other securities of such issuer; and (iii) agrees to comply in all material respects with such securities laws. The Receiving Party also agrees that certain Confidential Information may have specific restrictions attached to it (e.g. standstill, non-circumvent or non-solicitation restrictions) and agrees to abide by any such restrictions of which it is informed.

Condition B

You must confirm with GCMLP’s Legal/Compliance Department that such Client has agreed in writing with GCMLP and/or GCM CFIG that all information provided to such Client by GCMLP and/or GCM CFIG is subject to the considerations set forth in the Anti-Insider Trading Legend.

▪	If you provide such information to the Client orally, you comply with Condition A or Condition B below

Condition A

You must take all of the following actions to comply with Condition A:

●	You must inform the Client of the substance of the Anti-Insider Trading Legend.

●	You must inform the Client that the Client’s agreement to the substance of the Anti-Insider Trading Legend is a condition to your providing the information in question to the Client.

●	You must obtain the Client’s affirmative oral agreement to the substance of the Anti-Insider Trading Legend.

●	Promptly following the end of your oral conversation with the Client, you must send the following confirmatory e-mail to the Client (and you must ccc or bcc compliance@gcmlp.com on such e-mail):

Further to our recent telephone conversation, this is to confirm that we provided you information relating to [INSERT BRIEF DESCRIPTION OF THE SUBJECT MATTER OF THE CONVERSATION] (the “Information”) based on: (i) your acknowledgement that the Information contains or may contain material nonpublic information relating to particular securities or other financial instruments and/or the issuers thereof; (ii) your acknowledgement that you are aware that applicable securities laws prohibit any person who has received material, nonpublic information regarding particular securities and/or an the issuer thereof from (a) purchasing or selling such securities or other securities of such issuer or (b) communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities or other securities of such issuer; (iii) your agreement to comply in all material respects with such securities laws; and (iv) you agreement to adhere to any other restrictions we communicated to you.

We recommend that you notify your legal and/or compliance department about our recent telephone conversation and this e-mail communication.

Condition B

You must confirm with GCMLP’s Legal/Compliance Department that such Client has agreed in writing with GCMLP and/or GCM CFIG that all information provided to such Client by GCMLP and/or GCM CFIG is subject to the considerations set forth in the Anti-Insider Trading Legend.

2.	Notifying the CCO of Certain Other Matters

●	You must notify a Compliance Officer before accepting a position on, or as an observer of:

>

the board of directors or similar governing body of any company or fund (for the avoidance of doubt, a so-called “limited partners’ advisory committee” or similar committee that does not exercise any control or management function with respect to a company or fund is not considered a board of directors or similar governing body of such company or fund for purposes of the foregoing); or

>	a formal or informal creditors or bondholders committee;

●	You must notify a Compliance Officer immediately if:

>	you know or have reason to believe that you have, or someone else has, obtained or disclosed nonpublic information in a manner not permitted by:

—	this Policy and Code or the Code of Ethics of GCM CFIG;

—	the Business Development Team Information Disclosure Policy;

—	the Information Barrier Policy;

—	the Wall Crossing Policy;

—	the document entitled “Protecting Investor Privacy and Protecting and Handling Confidential Information, Including Material Nonpublic Information,” of GCMLP and GSLLC;[12] or

>

you learn of a prospective Direct Investment by any GCM Public Markets Fund, and the issuer of such Direct Investment (or its parent or any of its subsidiaries) has publicly-traded securities or securities traded pursuant to Rule 144A under the Securities Act.

●

You must notify a Compliance Officer immediately following the execution of a non-disclosure agreement, confidentiality agreement, standstill agreement or similar agreement, and provide a copy of such final executed agreement to such Compliance Officer.

3.	Trading While in Possession of MNPI

a.	Where Source of MNPI Is Outside the GCM Grosvenor Organization

You may not purchase or sell, or cause or recommend the purchase or sale of, a Security, Commodity Interest or other financial instrument (regardless of whether or not it is necessary to pre-clear or report such transaction), either for your own account, for the account of GCMLP, for the account of any GCM Grosvenor Fund, or for the account of any other person, while in possession of MNPI relating to that Security, Commodity Interest or other financial instrument and/or the issuer thereof if such MNPI was obtained from a source outside the GCM Grosvenor Organization; provided, however, that:

●

if the MNPI was received by GCMLP from an issuer or Investment Manager in connection with an existing or prospective transaction or investment by any GCM Grosvenor Fund, receipt of such information shall not be construed to prohibit such GCM Grosvenor Fund from engaging in transactions directly with such issuer or directly with any Underlying Public Markets Fund managed or advised by such Investment Manager, as the case may be, including withdrawing/redeeming from any Underlying Public Markets Fund managed or advised by such Investment Manager, as long as neither the CCO nor the General Counsel has issued an order prohibiting such transactions; and

12See note 1.

●

the CCO may from time to time authorize additional exceptions to this general prohibition, either in the case of particular transactions or particular types or classes of transactions, such as for certain private transactions involving secondary market purchases or sales of Direct Investments.

b.	Where Source of MNPI is GCM CFIG

You may not purchase or sell, or cause or recommend the purchase or sale of, a Security, Commodity Interest or other financial instrument (regardless of whether or not it is necessary to pre-clear or report such transaction), either for your own account, for the account of GCMLP, for the account of any GCM Grosvenor Fund, or for the account of any other person, while in possession of MNPI relating to that Security, Commodity Interest or other financial instrument and/or the issuer thereof if such MNPI was obtained from GCM CFIG in accordance with the provisions of the Wall Crossing Policy; provided, however, that the CCO may from time to time authorize exceptions to this general prohibition, either in the case of particular transactions or particular types or classes of transactions.

c.	Where Source of MNPI is GCMLP

You may not purchase or sell, or cause or recommend the purchase or sale of, a Security, Commodity Interest or other financial instrument (regardless of whether or not it is necessary to pre-clear or report such transaction), for your own account, or for the account of any person or entity other than a GCM Grosvenor Fund, while in possession of MNPI relating to that Security, Commodity Interest or other financial instrument and/or the issuer thereof if such MNPI was generated and/or developed internally by GCMLP; provided, however, that the CCO may from time to time authorize exceptions to this general prohibition, either in the case of particular transactions or particular types or classes of transactions.

4.	Protection of Nonpublic Information

You must protect all nonpublic information in your possession or under your control in accordance with the policies and procedures set forth in the Confidential Information Policy, which is incorporated into this Policy and Code by reference.

5.	Secondary Market Transactions

You may not cause GCMLP or any GCM Grosvenor Fund to purchase or sell, or recommend to any Client that it purchase or sell, an interest in an Underlying Public Markets Fund, Direct Investment or any other security or financial instrument in a secondary market transaction, without the prior authorization of the CCO or the Vice Chairman.

XI.	CERTIFICATIONS OF COVERED PERSONS

If you are a Covered Person, you are required to provide GCMLP:

●	an initial certification in which you acknowledge your receipt and understanding of this Policy and Code (in such form as may be approved from time to time by the CCO);

●	a certification in which you acknowledge your receipt and understanding of each amendment to this Policy and Code (in such form as may be approved from time to time by the CCO); and

●	an annual certification with respect to your compliance with the provisions of this Policy and Code (in such form as may be approved from time to time by the CCO).

XII.	REPORTS TO GCMLP MANAGEMENT AND DIRECTORS/TRUSTEES OF REGISTERED INVESTMENT COMPANIES

A.	Reports of Significant Remedial Action

GCMLP’s CCO or his delegate will on a timely basis inform the management of GCMLP, as well as the board of directors, board or trustees or similar governing body of each RIC that is managed/advised by GCMLP, of each significant remedial action taken in response to a violation of this Policy and Code.

A significant remedial action means any action that has a significant financial effect on the violator, such as disgorgement of profits, imposition of a significant fine, demotion, suspension, termination or referral to civil or governmental authorities for possible civil or criminal prosecution.

B.	Annual Reports

No less frequently than annually, the CCO or his or her delegate will report to the management of GCMLP, and to the board of directors, board of trustees or similar governing body of each RIC that is managed/advised by GCMLP, with regard to efforts to ensure compliance by Covered Persons with their fiduciary obligations to the GCM Public Markets Funds. The annual report will, at a minimum:

●

describe any issues arising under this Policy and Code since the last annual report, including, but not limited to, information about material violations of this Policy and Code, sanctions imposed in response to such violations and whether any material waivers from this Policy and Code were granted since the last annual report; and

●	certify that GCMLP has adopted procedures reasonably necessary to prevent all Covered Persons from violating this Policy and Code.

XIII.	CREATION AND RETENTION OF RECORDS

The Trading Policy Compliance Officer is required to oversee GCMLP’s creation and retention of certain books and records relating to this Policy and Code, as described in GCMLP’s Document Creation, Security, Retention and Destruction Policies and Procedures.

XIV.	AUTOMATION OF SYSTEMS

GCMLP may from time to time implement changes in its automated trade pre-clearance and reporting system and, in connection therewith, make certain changes to any or all of the forms used in connection with this Policy and Code.

If a Covered Person clears a transaction through GCMLP’s automated system but the transaction is not executed within the time period specified in the approval generated through such system, the Covered Person must once again apply for clearance of the transaction if he or she wishes to proceed with the transaction.

XV.	WAIVERS AND INTERPRETATIONS

The CCO may (and may authorize the Trading Policy Compliance Officer to):

●

waive any or all of the requirements of this Policy and Code, either with respect to particular classes of transactions or with respect to particular cases, on such terms and/or subject to such conditions (if any) as the CCO determines to be appropriate under the circumstances, provided that such waiver is consistent with applicable law; and

●

issue such general or specific interpretations of this Policy and Code as he or she may from time to time determine to be appropriate under the circumstances. Such general or specific interpretations may relate to facts or circumstances not expressly addressed in this Policy and Code.

APPENDIX I

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

	Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable

Security or

Commodity

Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds
the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

share of a Mutual Fund

Note: The definition of Mutual Fund does not include:

●       so-called “exchange-traded open-end mutual funds” (commonly known as “ETFs”) (which are addressed below); or

●       closed-end investment companies (which are addressed below).

Yes.

However, if a Covered Person knows or has reason to believe that the Mutual Fund is managed or advised by an Investment Manager (see the definition of Investment Manager in Section I of the Policy and Code), such Covered Person may not acquire such shares without the prior authorization of the Trading Policy Compliance Committee.

	No.	No.	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

1

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds

the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/ Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

bank certificate of deposit	Yes.	No.	No.	No.

If certificates of deposit are held in a brokerage account, such brokerage account must be reported in accordance with Section IX (subject to the exceptions set forth in the Notes to this Appendix I). If certificates of deposit are held are in a bank account, such bank account does not need to be reported (unless such bank account otherwise holds Securities or Commodity Interests).

2

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or .5, of this Policy and Code.

	Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds
the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

Permissible Index or Permissible ETF

Yes.

BUT ONLY IF THE PERMISSIBLE INDEX OR ETF IS PURCHASED/ SOLD THROUGH A BROKER THAT PROVIDES AN “ELECTRONIC FEED” TO GCMLP.

FURTHER, SHORT TERM TRADING (PURCHASING AND SELLING SUCH A PERMISSIBLE INDEX OR ETF WITHIN A SIXTY DAY PERIOD) IS PROHIBITED.

	Yes, unless the Permissible Index or Permissible ETF is included in the list of “Permissible Indices and Permissible ETFs”	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

3

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or .5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds
the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

Index or ETF, whose components exist exclusively of Securities (as opposed to Commodity Interests and/or foreign currencies), that does not qualify as a Permissible Index or Permissible ETF	No.	Transactions permitted only pursuant to Sections VII.B.3, VII.B.4, VII.B.5, VII.B.6 or VII.C.5. Transactions permitted by Section VII.C.5 require pre-clearance.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

4

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

	Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds
the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

Index or ETF, whose components exist exclusively of Commodity Interests and/or foreign currencies (as opposed to Securities), that does not qualify as a Permissible Index or Permissible ETF

Yes.

BUT ONLY IF THE INDEX OR ETF IS PURCHASED/SOLD THROUGH A BROKER THAT PROVIDES AN “ELECTRONIC FEED” TO GCMLP.

FURTHER, SHORT TERM TRADING (PURCHASING AND SELLING SUCH AN INDEX OR ETF WITHIN A SIXTY DAY PERIOD) IS PROHIBITED.

	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

5

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds
the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

share of an SEC-registered “closed-end” management investment company (other than shares of so-called “auction rate” preferred stock issued by SEC-registered “closed-end” management investment companies)

No.

Transactions in these Securities permitted only pursuant to Sections VII.B.3, VII.B.4, VII.B.5, VII.B.6, VII.C.3, VII.C.4 or VII.C.5.

Transactions permitted by Sections VII.C.3, VII.C.4 or VII.C.5 require pre-clearance.

			Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

6

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds
the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

share of so-called “auction rate” preferred stock issued by SEC-registered “closed-end” investment company or other short-term auction rate securities issued by a trust, corporation or business entity	Yes.	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

7

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds
the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

a direct obligation of the U.S. government (e.g., a U.S. treasury security)	Yes.	No.	No.	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

an obligation guaranteed as to principal or interest by the U.S. government	Yes.	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

8

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds
the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

a direct obligation of an agency of the U.S. government	Yes.	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

an obligation guaranteed as to principal or interest by an agency of the U.S. government	Yes.	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

9

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds
the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

a direct obligation of a state or municipality or agency thereof	Yes.	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

an obligation guaranteed as to principal or interest by a state or municipality or agency thereof	Yes.	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

10

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds
the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

commercial paper	Yes.	No.	No.	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

High Quality Short-Term Debt Instrument (see Section I – Definitions for the definition of the term “High Quality Short-Term Debt Instrument”)	Yes.	No.	No.	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

11

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds
the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

corporate debt securities (other than High Quality Short-Term Debt Instruments and commercial paper)	No.	Transactions in these Securities permitted only pursuant to Sections VII.B.3, VII.B.4, VII.B.5, VII.B.6, VII.C.3 or VII.C.5. Transactions permitted by Section VII.C.3 or VII.C.5 require pre-clearance.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

12

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds
the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

Security acquired in a Private Offering. See, however, Note 2 to this Appendix I.	No.

Yes (except as otherwise provided in Section VII.B.3 or Section VII.C.3, as the case may be). (If the security in a venture capital fund, private equity fund or other investment fund involves mandatory capital calls (i.e., calls that the holder of the security is legally obligated to make), it is necessary to pre-clear the acquisition of such security (as well as any disposition of such security) but not necessary to pre-clear capital contributions made pursuant to such mandatory capital calls.)

			Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

13

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or

Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or .5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds
the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

shares of corporate common stock or preferred stock (other than: (i) shares issued in an Initial Public Offering and (ii) shares of so-called “auction rate” preferred stock issued by SEC-registered “closed-end” investment company or other short-term auction rate securities issued by a trust, corporation or business entity)

No.

Transactions in these Securities permitted only pursuant to Sections VII.B.3, VII.B.4, VII.B.5, VII.B.6, VII.C.3, VII.C.4 or VII.C.5.

Transactions permitted by Section VII.C.3, VII.C.4 or VII.C.5 require pre-clearance.

			Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

14

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds
the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

Security issued in an Initial Public Offering	No.

Transactions in these Securities permitted only pursuant to Sections VII.B.3, VII.B.4 and VII.C.3.

Transactions require pre-clearance except as otherwise provided in the applicable section noted above.

			Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

15

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

	Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds
the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

put or call option on a Permissible Index or Permissible ETF, privately negotiated or traded on a securities exchange other Derivative Instrument whose performance is linked to the performance of a Permissible Index or a Permissible ETF

Yes.

BUT ONLY IF SUCH OPTION OR INSTRUMENT IS PURCHASED/SOLD THROUGH A BROKER THAT PROVIDES AN “ELECTRONIC FEED” TO GCMLP.

FURTHER, SHORT TERM TRADING (PURCHASING AND SELLING SUCH AN OPTION OR INSTRUMENT WITHIN A SIXTY DAY PERIOD) IS PROHIBITED.

	Yes, unless the Permissible Index or Permissible ETF is included in the list of “Permissible Indices and Permissible ETFs”.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

16

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds
the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

put or call option on a single stock, privately-negotiated or traded on a securities exchange other Derivative Instrument whose performance is linked to the performance of a single stock	No.	Transactions in these instruments permitted only pursuant to Sections VII.B.3, VII.B.4, VII.B.5, VII.B.6 or VII.C.5. Transactions permitted by Section VII.C.5 require pre-clearance.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

17

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

	Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds
the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

put or call option, privately-negotiated or traded on a securities exchange, on an index or ETF whose components exist exclusively of Commodity Interests and/or foreign currencies (as opposed to Securities) and that does not qualify as a Permissible Index or Permissible ETF other Derivative Instrument whose performance is linked to the performance of an index or ETF whose components exist exclusively of Commodity Interests and/or foreign currencies (as opposed to Securities) and that does not qualify as a Permissible Index or Permissible ETF

Yes.

BUT ONLY IF THE OPTION OR INSTRUMENT IS PURCHASED/SOLD THROUGH A BROKER THAT PROVIDES AN “ELECTRONIC FEED” TO GCMLP.

FURTHER, SHORT TERM TRADING (PURCHASING AND SELLING SUCH AN OPTION OR INSTRUMENT WITHIN A SIXTY DAY PERIOD) IS PROHIBITED.

	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

18

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds
the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

put or call option, privately-negotiated or traded on a securities exchange, on an index or ETF whose components exist exclusively of Securities (as opposed to Commodity Interests and/or foreign currencies) and that does not qualify as a Permissible Index or Permissible ETF other Derivative Instrument whose performance is linked to the performance of an index or ETF whose components exist exclusively of Securities (as opposed to Commodity Interests and/or foreign currencies) and that does not qualify as a Permissible Index or Permissible ETF

	No.	Transactions in these instruments permitted only pursuant to Sections VII.B.3, VII.B.4, VII.B.5, VII.B.6 or VII. VII.C.5. Transactions permitted by Section VII.C.5 require pre-clearance.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

19

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds
the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

Security issued upon the exercise of a right where such right was issued to all holders of the same class of such security on a pro rata basis	N/A.

Exercise of such right, and issuance of such Security pursuant to such exercise, are not subject to pre-clearance; sale or other disposition of such Security requires pre-clearance if a transaction in such Security requires pre-clearance.

			Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

20

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or

Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or .5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds
the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

banker’s acceptance	Yes.	No.	No.	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

other Securities not listed above	No.

Transactions in these Securities permitted only pursuant to Sections VII.B.3, VII.B.4, VII.B.5, VII.B.6, VII.C.3, VII.C.4 or VII.C.5.

Transactions permitted by Section VII.C.3, VII.C.4 or

VII.C.5 require pre-clearance.

			Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

21

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

“single stock future”	No.	Transactions in “single stock futures” permitted only pursuant to Sections VII.B.3, VII.B.4, VII.B.5, VII.B.6 or VII.C.5. Transactions permitted by Section VII.C.5 require pre-clearance.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

22

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

	Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

commodity future or commodity option contract on, or based on, an index or ETF that is a Permissible Index or a Permissible ETF

Yes.

BUT ONLY IF SUCH CONTRACT IS PURCHASED/SOLD THROUGH A BROKER THAT PROVIDES AN “ELECTRONIC FEED” TO GCMLP.

FURTHER, SHORT TERM TRADING (PURCHASING AND SELLING SUCH A CONTRACT WITHIN A SIXTY DAY PERIOD) IS PROHIBITED.

	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

23

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

	Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

commodity future or commodity option contract on, or based on, an index or ETF whose components exist exclusively of Commodity Interests and/or foreign currencies (as opposed to Securities) and that does not qualify as a Permissible Index or Permissible ETF

Yes.

BUT ONLY IF THE CONTRACT IS PURCHASED/SOLD THROUGH A BROKER THAT PROVIDES AN “ELECTRONIC FEED” TO GCMLP.

FURTHER, SHORT TERM TRADING (PURCHASING AND SELLING SUCH A CONTRACT WITHIN A SIXTY DAY PERIOD) IS PROHIBITED.

	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

24

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

		Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

commodity future or commodity option contract on, or based on, an index or ETF whose components exist exclusively of Securities (as opposed to Commodity Interests and/or foreign currencies) and that does not qualify as a Permissible Index or Permissible ETF other Derivative Instrument whose performance is linked to the performance of an index or ETF whose components exist exclusively of Securities (as opposed to Commodity Interests and/or foreign currencies) and that does not qualify as a Permissible Index or Permissible ETF

	No.	Transactions in these instruments permitted only pursuant to Sections VII.B.3, VII.B.4, VII.B.5, VII.B.6 or VII. VII.C.5. Transactions permitted by Section VII.C.5 require pre-clearance.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

25

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

	Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds
the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

commodity future or commodity option contract on a non-U.S. currency, or any other contract relating to the purchase or sale of a non-U.S. currency

Yes.

BUT ONLY IF THE CONTRACT IS PURCHASED/SOLD THROUGH A BROKER THAT PROVIDES AN “ELECTRONIC FEED” TO GCMLP.

FURTHER, SHORT TERM TRADING (PURCHASING AND SELLING SUCH A CONTRACT WITHIN A SIXTY DAY PERIOD) IS PROHIBITED.

	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

26

APPENDIX I, cont.

Type of Financial Instrument

Unrestricted Security or Commodity Interest?

Note: if a Security or Commodity Interest is not an Unrestricted Security or Commodity Interest, transactions in such Security or Commodity Interest are permissible only if such transactions are effected in accordance with the provisions of Section VII.B.3, .4., .5 or .6, or Section VII.C.3, .4 or ..5, of this Policy and Code.

	Pre-Clearance Required? If yes, the transaction must be pre-cleared by way of filing and obtaining approval of a “Trade/ Account Pre-Clearance Form” in accordance with Section VIII.	“Quarterly Account Statement and Transaction Report” Required To Be Filed with Respect to Purchase or other Acquisition, or Sale or Other Disposition, of such Security or Commodity Interest?

Reportable Security or Commodity Interest?

If yes, such Security or Commodity Interest must be reported on

“Initial and Annual Report of Securities/

Commodity Interests Holdings” filed in accordance with Section IX.

Must the Account That Holds the Security or Commodity Interest Be Reported?

If yes, such account must be reported on both (i) “Initial and Annual Report of Securities/Commodity Interest Holdings” and (ii) “Quarterly Account Statement and Transaction Report”(if not previously reported on a Quarterly Account Statement and Transaction Report), in each case filed in accordance with Section IX.

other commodity future or commodity option contract not described above

Yes.

BUT ONLY IF THE CONTRACT IS PURCHASED/SOLD THROUGH A BROKER THAT PROVIDES AN “ELECTRONIC FEED” TO GCMLP.

FURTHER, SHORT TERM TRADING (PURCHASING AND SELLING SUCH A CONTRACT WITHIN A SIXTY DAY PERIOD) IS PROHIBITED.

	No.	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).	Yes (subject to the exceptions set forth in the Notes to this Appendix I).

27

Notes to Appendix I

Note 1:

A Covered Person is not required to file quarterly or annual reports describing transactions in, or the holdings of, Professional Discretionary Accounts if either: (A) the Independent Investment Manager of such account provides GCMLP written representations and warranties (on a form supplied by GCMLP) to the effect that: (i) such Independent Investment Manager will not consult with such Covered Person, or with any other person that has a Beneficial Interest in such account, prior to such Independent Investment Manager’s decisions to make and dispose of specific investments for such account and (ii) to the best of such Independent Investment Manager’s knowledge, such Covered Person otherwise has no direct or indirect influence or control over such account; or (B) the CCO otherwise concludes, based on such evidence and documentation as the CCO determines to be appropriate under the circumstances, that such Covered Person has no direct or indirect influence or control over such account. (In the absence of compliance with the requirements of clause (A) or (B) above, such Covered Person is required to file quarterly and annual reports describing transactions in, and the holdings of, Professional Discretionary Accounts. In all events, such Covered Person is required to file quarterly and annual reports describing the accounts themselves.)

Note 2:	A Covered Person is not required to file quarterly and annual reports describing transactions in, and the holdings of, a Multi-Party Account if:

●	the Multi-Party Account Exemptive Conditions are met with respect to such Multi-Party Account; and

●

the CCO (or his or her designee) communicates (either in person or by telephone) with each Beneficial Owner of such Multi-Party Account other than such Covered Person to confirm that each such Beneficial Owner understands the Multi-Party Account Exemptive Conditions; and

●	each such Beneficial Owner affirmatively states to the CCO (or his or her designee), in person by telephone, that such Covered Person has no control or influence over such Multi-Party Account.

If the foregoing conditions are not satisfied, Covered Person is required to file quarterly and annual reports describing transactions in, and the holdings of, Multi-Party Accounts.

In all events (that is, regardless of whether the conditions described above are satisfied), such Covered Person is required to file quarterly and annual reports describing the accounts themselves.

28

Note 3:

A Covered Person is not required to describe, in any Quarterly Account Statement and Transaction Report, a transaction in a Security or Commodity Interest that is not a Reportable Security or Commodity Interest. A Covered Person must, however, file a Quarterly Account Statement and Transaction Report describing the account that holds such Security or Commodity Interest, for the calendar quarter during which such account was established.

A Covered Person is not required to describe, in any an Initial Report of Securities/Commodity Interest Holdings or Annual Report of Securities/Commodity Interest Holdings, any Security or Commodity Interest that is not a Reportable Security or Commodity Interest. A Covered Person must, however, report, on those forms, an account that hold any Securities or Commodity Interests, regardless of whether such Securities or Commodity Interests are Reportable Securities or Commodity Interests.

29